UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

X           PRE-EFFECTIVE AMENDMENT NO. 1

□           POST-EFFECTIVE AMENDMENT NO.

THE BOND FUND OF AMERICA

(Exact Name of Registrant as Specified in Charter)

333 SOUTH HOPE STREET

LOS ANGELES, CA 90071

(Address of Principal Executive Offices)

(213) 486-9200

(Registrant’s Telephone Number)

Timothy W. McHale Capital Research and Management Company 333 South Hope Street Los Angeles, CA 90071	Joshua R. Diggs Capital Research and Management Company 333 South Hope Street Los Angeles, CA 90071

(Name and Address of Agent for Service)

with copies to:

Lea Anne Copenhefer Morgan, Lewis & Bockius LLP One Federal Street Boston, MA 02110 Phone No.: (617) 951-8515 Fax No.: (617) 341-7701

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933.

It is proposed that this filing shall become effective on August 1, 2022 pursuant to Rule 488 under the Securities Act of 1933.

Title of Securities Being Registered: Shares of beneficial interest of Registrant.

No filing fee is due because of reliance on Section 24(f) of the Investment Company Act of 1940.

The Registrant hereby amends the Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to Section 8 (a), shall determine.

EXPLANATORY NOTE

This Registration Statement is organized as follows:

1.	Letter to Shareholders of Capital Group Private Client Services Funds, relating to each of Capital Group Core Bond Fund, Capital Group Core Municipal Fund and Capital Group Short-Term Municipal Fund.

2.	Questions and Answers for Shareholders of Capital Group Private Client Services Funds, relating to each of Capital Group Core Bond Fund, Capital Group Core Municipal Fund and Capital Group Short-Term Municipal Fund.

3.	Notice of Special Meeting of Shareholders of each of Capital Group Core Bond Fund, Capital Group Core Municipal Fund and Capital Group Short-Term Municipal Fund.

4.	Combined Prospectus/Proxy Statement regarding the proposed reorganization of Capital Group Private Client Services Funds, relating to each of Capital Group Core Bond Fund, Capital Group Core Municipal Fund and Capital Group Short-Term Municipal Fund, with The Bond Fund of America, Limited Term Tax-Exempt Bond Fund of America, and American Funds Short-Term Tax-Exempt Bond Fund, respectively.

5.	Statement of Additional Information regarding the proposed reorganization of Capital Group Private Client Services Funds, relating to each of Capital Group Core Bond Fund, Capital Group Core Municipal Fund and Capital Group Short-Term Municipal Fund, with The Bond Fund of America, Limited Term Tax-Exempt Bond Fund of America, and American Funds Short-Term Tax-Exempt Bond Fund, respectively.

6.	Form of Proxy Card.

7.	Part C Information.

8.	Exhibits.

Private Client Services Funds SM

Important Proxy Material
PLEASE CAST YOUR VOTE NOW

[August XX, 2022]

Dear Shareholder:

I am writing to let you know that special shareholder meetings for certain Capital Group Private Client Services Funds (the “Series” or “PCS Funds”) will be held on [Thursday, September 15, 2022], at the office of Capital Group, Steuart Tower, 1 Market Street, Suite 1800, San Francisco, CA 94105 at [12:30 p.m. Pacific Time.] On the following page, you will find a listing of the PCS Funds that will be holding meetings.

Shareholders of each of Capital Group Core Bond Fund (“CAPCB”), Capital Group Core Municipal Fund (“CAPCM”) and Capital Group Short-Term Municipal Fund (“CAPSTM”) (each, an “Acquired Fund” and, collectively, the “Acquired Funds”), will be asked to approve a proposed reorganization (each, a “Reorganization” and collectively, the “Reorganizations”) of their PCS Fund. In the Reorganizations, CAPCB would combine with The Bond Fund of America (“BFA”), CAPCM would combine with Limited Term Tax-Exempt Bond Fund of America (“LTEX”), and CAPSTM would combine with American Funds Short-Term Tax-Exempt Bond Fund (“STEX”) (each, an “Acquiring Fund” and, collectively, the “Acquiring Funds” and together with the Acquired Funds, the “Funds” and each such fund, a “Fund”). Detailed information about each proposal is contained in the enclosed material and Combined Proxy Statement/Prospectus, which we invite you to review closely.

Importantly, the board members of each Acquired Fund, most of whom are not affiliated with Capital Group, have considered each Reorganization detailed in the Combined Proxy Statement/Prospectus and have determined that it is in the best interest of the applicable Acquired Fund and its respective shareholders, and unanimously recommend that you vote “FOR” the Reorganization of your Fund(s).

Whether or not you plan to attend the meetings in person, we need your vote regardless of how many shares you own. We realize that you lead a busy life and may be tempted to put aside this proxy material for another time. By responding promptly, you will save your Fund(s) the expense of additional follow-up mailings and solicitations. Please vote today.

Voting is quick and easy. You may vote your shares by telephone, via the Internet or by completing, signing and dating the enclosed proxy card (your ballot) and mailing it in the postage-paid envelope included in this package. If you have questions, please call us toll-free at [(800) 421-4996]. We will be glad to help you cast your vote quickly. Thank you for participating in this important initiative.

Sincerely,

Michael W. Stockton

Executive Vice President of the Funds

SPECIAL MEETINGS OF SHAREHOLDERS

The following series of Capital Group Private Client Services will hold special shareholder meetings on [Thursday, September 15, 2022], at the office of Capital Group, Steuart Tower, 1 Market Street, Suite 1800, San Francisco, CA 94105 at [12:30 p.m. Pacific Time]:

Capital Group Core Bond FundSM
Capital Group Core Municipal FundSM
Capital Group Short-Term Municipal FundSM

IMPORTANT INFORMATION
TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSAL FOR YOUR FUND(S)

Please read the full text of the Combined Proxy Statement/Prospectus. Below is a brief overview of the proposal. Your vote is important.

Why am I being asked to vote?

Shareholders of each of Capital Group Core Bond Fund (“CAPCB”), Capital Group Core Municipal Fund (“CAPCM”) and Capital Group Short-Term Municipal Fund (“CAPSTM”) (each, an “Acquired Fund” and, collectively, the “Acquired Funds”), are being asked to approve a proposed reorganization (each, a “Reorganization” and collectively, the “Reorganizations”) of their PCS Fund.

Each Reorganization requires the approval of shareholders of the Acquired Fund party to that Reorganization. As of [July 25, 2022], the record date for the special meeting of shareholders of each Acquired Fund, you were an owner of record of shares of an Acquired Fund. Accordingly, the Board of Trustees of Capital Group Private Client Services Funds (the “Board”) is soliciting your vote with respect to the Reorganization of your Fund(s). The Board, including the independent members of the Board, has carefully reviewed and approved the proposal and unanimously recommends that you vote “FOR” the Reorganization of your Fund(s).

What am I being asked to vote on?

You are being asked to vote on the Reorganization of your Fund(s), pursuant to which your Acquired Fund(s) would merge with and into the applicable Acquiring Fund. Specifically, you are being asked to approve an Agreement and Plan of Reorganization and Liquidation (the “Plan”), which provides for the transfer to the applicable Acquiring Fund of all the assets of your Acquired Fund in exchange solely for shares of beneficial interest of the Acquiring Fund and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund. Each Acquired Fund will immediately thereafter distribute such Acquiring Fund shares to its shareholders in complete liquidation and dissolution of the Acquired Fund. If the Plan is approved for your Fund and the Reorganization is consummated, you will become a shareholder of the applicable Acquiring Fund.

Each Acquired Fund and its Acquiring Fund are as follows:

Acquired Fund	Acquiring Fund
Capital Group Core Bond Fund	The Bond Fund of America
Capital Group Core Municipal Fund	Limited Term Tax-Exempt Bond Fund of America
Capital Group Short-Term Municipal Fund	American Funds Short-Term Tax-Exempt Bond Fund

Shareholders of each Acquired Fund will vote separately on the Reorganization of their Fund. No Reorganization is contingent upon approval or consummation of any other Reorganization.

Has the Board of each Acquired Fund approved the proposed Reorganizations?

Yes. The Board of each Acquired Fund has carefully reviewed the proposal and has determined that each Reorganization is in the best interests of the applicable Acquired Fund and would not dilute the interests of Acquired Fund shareholders. Accordingly, the Board unanimously approved the proposal and recommends that you vote to approve the Reorganization of your Fund(s).

What are the reasons for and advantages of the Reorganizations?

Each Acquired Fund is relatively small, including in comparison to its Acquiring Fund, and each Fund’s investment adviser and the Board believe that the Acquired Funds have limited opportunities for future growth. Among other things, if consummated, the Reorganizations are expected to result in operational and administrative efficiencies, which may benefit Acquired Fund shareholders. In addition, Acquired Fund shareholders stand to benefit from lower total expenses of the Acquiring Funds.

How will the Reorganization of my Acquired Fund affect me?

If the Reorganization of your Acquired Fund is approved and the Reorganization is consummated, your Acquired Fund shares (including any fractional shares) will automatically be converted into shares of the Acquiring Fund and you will become a shareholder of the Acquiring Fund. At the closing of the Reorganization, you will receive shares of the applicable Acquiring Fund that are equal in aggregate net asset value to the shares of your Acquired Fund (including any fractional shares of the Acquired Fund) that you held immediately prior to the Reorganization. You will receive Class F-3 shares in the Acquiring Fund. Class F-3 shares are the share class that most closely resembles the Class M shares that you hold in the Acquired Fund. No certificates for shares will be issued in connection with the Reorganization, but you will receive written confirmation that the transaction has taken place.

When will the Reorganizations occur?

Each Reorganization requires the approval of shareholders of the Acquired Fund party to that Reorganization. If so approved, the Reorganizations are expected to occur on or about [September XX, 2022]. No Reorganization is contingent upon approval or consummation of any other Reorganization.

Will the investment adviser for the Acquired Funds and the Acquiring Funds be the same?

Yes. Capital Research and Management Company (“CRMC”) is currently the investment adviser to each of the Acquired Funds and the Acquiring Funds and will continue to be the investment adviser to the Acquiring Funds if the Reorganizations are consummated.

Do the Acquired Funds and the Acquiring Funds have similar investment objectives and strategies?

The investment objectives and strategies of each of the Acquired Funds and their respective Acquiring Funds are substantially similar.

Each of the merging municipal bond funds seeks to provide shareholders with tax-exempt current income, while preserving capital. CAPCM and CAPSTM do not permit investments in bonds subject to alternative minimum taxes (AMT), whereas their Acquiring Funds, LTEX and STEX, respectively, may each invest up to 20% of their assets in bonds subject to AMT. The quality and maturity standards are similar for CAPCM and LTEX and for CAPSTM and STEX.

CAPCB and its Acquiring Fund, BFA, seek to provide shareholders with current income while preserving capital. Both Funds invest primarily in higher quality debt securities with similar maturities (although BFA has tended to have longer duration). CAPCB may invest up to 10% of its assets in securities in the BBB/Baa rating categories. BFA may invest up to 10% of its assets in high yield bonds (rated BB+/Ba1 or below).

Bonds with longer duration may decline more than those with shorter durations in a rising interest rate environment. Bonds with lower credit quality are subject to additional risk of default.

CRMC and the Board do not believe the differences in investment objectives and strategies will negatively impact Acquired Fund shareholders if the Reorganizations are effected.

How will the Reorganizations affect my fees and expenses?

The estimated post-Reorganization annual expense ratios and advisory fees of each Acquiring Fund are expected to be lower than the expense ratios and advisory fees of its applicable Acquired Fund.

Expenses of the Acquiring Funds will not materially change as a result of the Reorganizations.

Will I have to pay any fees or commissions on my Acquired Fund shares in connection with a Reorganization?

No. The full value of shares of each Acquired Fund will be exchanged for shares of the applicable Acquiring Fund without any sales load, commission, redemption fee or other transaction fee being imposed.

Who will pay for the Reorganizations?

CRMC, as investment adviser to each of the Acquired Funds and the Acquiring Funds, has agreed to pay all fees and expenses directly associated with the Reorganizations, including any costs associated with the solicitation of proxies and other applicable legal and accounting fees. However, transaction costs and expenses related to the disposition of Acquired Fund assets in connection with the Reorganizations will be borne by the Acquired Funds and, in effect, by the Acquired Fund shareholders. Because most of the portfolio holdings of the Acquired Funds are permitted investments of the corresponding Acquiring Funds, CRMC does not anticipate that material repositioning of the Acquired Funds’ portfolios will be required in connection with the Reorganizations; accordingly, any transactional costs and expenses are expected to be minimal.

Will I have to pay any federal income taxes as a result of a Reorganization?

No. It is anticipated that each Reorganization will qualify as a tax-free reorganization and that shareholders will not recognize any gain or loss for U.S. Federal income tax purposes as a direct result of the Reorganizations. As a condition to the closing of each Reorganization, each Acquired Fund and its Acquiring Fund will receive an opinion of legal counsel to the effect that the Reorganization will qualify as a “reorganization” for federal income tax purposes. Such opinion will be subject to receipt of and based on certain representations from the Acquired Funds and the Acquiring Funds. Opinions of legal counsel are not binding on the Internal Revenue Service or the courts. You should separately consider any state, local, foreign and other tax consequences in consultation with your tax advisor.

In preparation for the Reorganizations, the Acquired Funds will be required to dispose of certain portfolio holdings that the applicable Acquiring Fund is not permitted to acquire or hold. Although such sales are expected to generate capital gains, any such gains are expected to be offset by capital losses, including available capital loss carryforwards. Accordingly, CRMC anticipates that any such dispositions in connection with the Reorganizations would not result in adverse tax consequences to Acquired Fund shareholders.

What if there are not enough votes to approve a Reorganization?

If an Acquired Fund has not received sufficient votes to approve the Reorganization by September XX 2022, the Special Meeting with respect to such Acquired Fund may be adjourned or postponed in order to permit further solicitation of shareholder votes. If the Reorganization for any individual Acquired Fund is ultimately not approved by shareholders of such Acquired Fund, then that individual Acquired Fund will not be reorganized into the applicable Acquiring Fund and the Board will consider what, if any, additional steps to take, which may include the continued operation of, or the potential liquidation of, the Acquired Fund. The Reorganization of an Acquired Fund is not contingent on the Reorganization of any other Acquired Fund. Accordingly, if an Acquired Fund’s shareholders ultimately do not approve the proposal, the other Acquired Fund(s) will nevertheless proceed with its Reorganization if approved by its shareholders.

How many votes am I entitled to cast?

As a shareholder of an Acquired Fund, you are entitled to one vote per share and a proportionate fractional vote for each fractional share you own of the Acquired Fund on the record date for that Acquired Fund’s Special Meeting.

How do I vote my shares?

You may vote your shares by telephone, via the Internet, by mail or by attending a Special Meeting in person. To vote via by telephone (24 hours a day) or via the Internet (24 hours a day), please call the number on your proxy card(s) or visit the website and follow the instructions. When voting by telephone or via the Internet you will be required to enter the identifying numbers that appear on your proxy card(s).

You can vote by mail by completing, signing and dating the enclosed proxy card(s) and mailing it in the postage-paid envelope. Proxy cards that are signed and dated, but not completed will be voted “FOR” the applicable Reorganization(s).

If you need assistance, or have any questions regarding the proposal or how to vote your shares, please call American Funds Service Company at [(800) 421-XXXX].

You can help reduce shareholder costs by voting promptly.  Your vote is important, regardless of the number of shares you own. Please read the enclosed material and vote your shares.

If you wish to vote in person at the Special Meeting, please complete each proxy card you receive and bring it to the Special Meeting. If you hold your shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Special Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Special Meeting.

Whichever voting method you choose, please take the time to read the full text of the enclosed Combined Proxy Statement/Prospectus before you vote.

How do I sign the proxy card?

When voting by telephone or via the Internet you will be required to enter the identifying numbers that appear on your proxy card(s). If voting by mail, please complete, sign and date the proxy card(s). When signing the proxy card(s):

•	Individual accounts: Shareholders should sign exactly as their name appears on the account registration shown on the proxy card.

•	Joint accounts: Either owner may sign, but the name of the person signing should conform exactly to the name shown in the registration.

•	All other accounts: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign: “Mary Smith, Trustee.”

Who is Computershare?

Computershare is not affiliated with the Funds or CRMC, and is a company that specializes in assisting financial firms with shareholder meetings. The Acquired Funds have hired Computershare to contact shareholders and record proxy votes. As the Special Meetings approach, shareholders who have not yet voted their shares may receive a phone call from this company asking for shareholders’ votes so that the Special Meetings will not need to be adjourned or postponed.

CAPITAL GROUP PRIVATE CLIENT SERVICES FUNDS

Capital Group Core Bond Fund
Capital Group Core Municipal Fund
Capital Group Short-Term Municipal Fund
(each, an “Acquired Fund” and, collectively, the “Acquired Funds”)

THE BOND FUND OF AMERICA

LIMITED TERM TAX-EXEMPT BOND FUND OF AMERICA

AMERICAN FUNDS SHORT-TERM TAX-EXEMPT BOND FUND

(each, an “Acquiring Fund” and, collectively, the “Acquiring Funds”)

Steuart Tower 1 Market Street, Suite 1800, San Francisco, CA 94105 at [12:30 p.m. Pacific Time]

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be held September 15, 2022

To the Shareholders of the Acquired Funds:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of each of the Acquired Funds will be held on [Thursday], September 15, 2022, at the office of Capital Group, Steuart Tower, 1 Market Street, Suite 1800, San Francisco, CA 94105 at [12:30 p.m. Pacific Time] (each, a “Special Meeting”), and at any adjournments or postponements thereof. Each Special Meeting is being held for the following purposes:

1.	To approve an Agreement and Plan of Reorganization and Liquidation between the applicable Acquiring Fund and Capital Group Private Client Services Funds (the “Series”), for and on behalf of the applicable Acquired Fund, pursuant to which (a) the Acquired Fund will transfer all of its assets to the Acquiring Fund in exchange for (i) Class F-3 shares of the Acquiring Fund and (ii) the assumption by the Acquiring Fund of all of the liabilities of that Acquired Fund, and (b) the Acquired Fund will immediately thereafter distribute to its shareholders the portion of shares of the Acquiring Fund to which each shareholder is entitled in complete liquidation and dissolution of the Acquired Fund.
2.	To transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.

THE BOARD OF TRUSTEES OF THE SERIES UNANIMOUSLY RECOMMENDS THAT YOU CAST YOUR VOTE “FOR” THE PROPOSED REORGANIZATION OF YOUR FUND(S).

The proposed business cannot be conducted for an Acquired Fund at the Special Meeting for that Acquired Fund unless the required quorum of its shares on July 25, 2022 (the “Record Date”) is present in person or by proxy. Therefore, please complete, sign, date and return the enclosed proxy card or cast your vote by telephone or via the Internet as soon as possible. You may revoke your proxy at any time before its use. If you owned shares in more than one of the Acquired Funds on the Record Date, you may receive more than one proxy card. Please be certain to vote each proxy card you receive. Only shareholders of record at the close of business on the Record Date are entitled to notice of and to vote at the Special Meeting and at any adjournments or postponements thereof.

By Order of the Board of Trustees of the Series,

Courtney R. Taylor

Secretary

Capital Group Private Client Services Funds

[August XX, 2022]

COMBINED PROXY STATEMENT/PROSPECTUS

[DATE]

PROXY STATEMENT FOR

CAPITAL GROUP PRIVATE CLIENT SERVICES FUNDS

Capital Group Core Bond Fund
Capital Group Core Municipal Fund
Capital Group Short-Term Municipal Fund

(each, an “Acquired Fund,” and, collectively, the “Acquired Funds”)

6455 Irvine Center Drive

Irvine, California 92618

(213) 486-9200

PROSPECTUS FOR

THE BOND FUND OF AMERICA

LIMITED TERM TAX-EXEMPT BOND FUND OF AMERICA

AMERICAN FUNDS SHORT-TERM TAX-EXEMPT BOND FUND

(each, an “Acquiring Fund” and, collectively, the “Acquiring Funds”)

333 South Hope Street, 55th Floor

Los Angeles, California 90071

(213) 486-9200

This Combined Proxy Statement/Prospectus is being furnished to shareholders of each Acquired Fund on or about June XX, 2022 in connection with the solicitation of proxies by, and on behalf of, the Board of Trustees (the “Board”) of Capital Group Private Client Services Funds (the “Series”) for use at a special meeting of shareholders of each of the Acquired Funds and at any adjournments or postponements thereof (each, a “Special Meeting”). Each Special Meeting will be held on [Thursday, September 15, 2022], at the office of Capital Group, Steuart Tower, 1 Market Street, Suite 1800, San Francisco, CA 94105 at [12:30 p.m. Pacific Time].

As more fully described in this Combined Proxy Statement/Prospectus, the purpose of each Special Meeting is to vote on an Agreement and Plan of Reorganization and Liquidation (the “Plan”) relating to the proposed reorganization of the Acquired Fund for which the Special Meeting is being held with and into the applicable Acquiring Fund. Pursuant to the Plans, each Acquired Fund would transfer all of its assets to the applicable Acquiring Fund in exchange for (a) shares of beneficial interest of the applicable Acquiring Fund and (b) the assumption by the applicable Acquiring Fund of all of that Acquired Fund’s liabilities. Each Acquired Fund would immediately thereafter distribute to each of its shareholders that portion of the shares of the applicable Acquiring Fund to which each shareholder is entitled (as discussed below) in complete liquidation and dissolution of the Acquired Fund. Each such transaction is referred to as a “Reorganization,” and, collectively, they are referred to as the “Reorganizations.” Subject to shareholder approval, each Reorganization is expected to be consummated on or about [September XX, 2022]. A copy of the form of the Plan is attached as Appendix A.

If a Reorganization is approved by shareholders of an Acquired Fund, each holder of shares of that Acquired Fund will receive, on what is expected to be a tax-free basis for federal income tax purposes, a number of full and fractional shares of the F-3 class of shares of the applicable Acquiring Fund that are equal in value to the aggregate net asset value of the shares of the applicable Acquired Fund held by the shareholder immediately before the transfer.

Because shareholders of each Acquired Fund are being asked to approve a transaction that would result in their holding shares of the applicable Acquiring Fund, this proxy statement also serves as a prospectus for each Acquiring Fund. Shareholders of each Acquired Fund are being asked to approve the Reorganization only with respect to the Acquired Fund in which they hold shares, and each Reorganization is independent of the other proposed Reorganizations.

Importantly, the board members of each Acquired Fund, most of whom are not affiliated with Capital Group, have considered each Reorganization detailed in the Combined Proxy Statement/Prospectus and have determined that it is in the best interest of the applicable Acquired Fund and its respective shareholders, and unanimously recommend that you vote “FOR” the Reorganizations of your Fund(s).

Each of the Acquiring Funds is an open-end management investment company, and each Acquired Fund is a series of an open-end management investment company. The Acquired Funds and the Acquiring Funds are sometimes referred to collectively herein as the “Funds.”

This Combined Proxy Statement/Prospectus, which should be retained for future reference, sets forth concisely the information about the Acquiring Fund that a prospective investor should know before investing. Each of the following documents containing additional information about the Funds has been filed with the Securities and Exchange Commission (the “SEC”) and is incorporated by reference into this Combined Proxy Statement/Prospectus:

•	the statement of additional information, dated [August XX] (the “Reorganization SAI”), relating to this Combined Proxy Statement/Prospectus (File No. XXX-XXXXXX);
•	the statement of additional information of each of the Acquiring Funds, (1) dated March 1, 2022, as supplemented to date (File No. 002-50700) for BFA, (2) dated October 1, 2021, as supplemented to date
(File No. 033-66214) for LTEX, and (3) dated October 1, 2021, as supplemented to date (File No 033-26431) for STEX (each an “Acquiring Fund SAI” and collectively the “Acquiring Fund SAIs”);
•	the prospectus for each Acquired Fund, dated January 1, 2022, as supplemented to date (File No. 811-22349) (collectively, the “Acquired Fund Prospectuses”);
•	the statement of additional information of the Acquired Funds, dated January 1, 2022, as supplemented to date (File No. 811-22349) (the “Acquired Funds SAI,” and, together with the Acquiring Fund SAI, the “Fund SAIs”);
•	the annual reports to shareholders of each of the Acquiring Funds (1) (File No. 811-02444) for BFA for the fiscal year ended December 31, 2021, (2) (File No. 811-07888) for LTEX for the fiscal year ended July 31, 2021, (3) (File No. 811-05750) for STEX for the fiscal year ended July 31, 2021 and (4) the Acquired Funds (File No. 811-22349) for the fiscal year ended October 31, 2021; and
•	the semiannual reports to shareholders of each of the Acquiring Funds (1) (File No. 811-02444) for BFA for the six-month period ended June 30, 2022, (2) (File No. 811-07888) for LTEX for the six-month period ended January 31, 2022, (3) (File No. 811-05750) for STEX for the six-month period ended January 31, 2022 and (4) the Acquired Funds (File No. 811-22349), for the six-month period ended April 30, 2022.

Additionally, the prospectus for each of the Acquiring Funds, (1) dated March 1, 2022, as supplemented to date (File No. 002-50700) for BFA, (2) dated October 1, 2021, as supplemented to date (File No. 033-66214) for LTEX, and (3) dated October 1, 2021, as supplemented to date (File No. 033-26431) for STEX (the “Acquiring Fund Prospectuses” and, together with the Acquired Fund Prospectuses, the “Fund Prospectuses”), has been filed with the SEC and is incorporated by reference herein. A copy of each of the Acquiring Fund Prospectuses is also enclosed with this Combined Proxy Statement/Prospectus.

Copies of each of these documents are available without charge and can be obtained by writing to the secretary of the applicable fund at 333 South Hope Street, 55th Floor, Los Angeles, California 90071 or by calling American Funds Service Company (“AFS”), toll free, at (800) 421-4225. Each of these documents (other than the Reorganization SAI) may also be obtained free of charge by visiting the Capital Group website at www.capitalgroup.com/pcs. In addition, these documents are available on the EDGAR database on the SEC’s website at www.sec.gov. You can also copy and review any of the above-referenced documents at the SEC’s Public Reference Room in Washington, D.C. For information on the operation of the Public Reference Room, please call the SEC at (202) 551-8090. You may obtain copies of any of these documents, after paying a duplicating fee, by electronic request to publicinfo@sec.gov or by writing the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549.

AN INVESTMENT IN A FUND IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A ACQUIRING FUND INVOLVES INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

VII. APPENDIX A – FORM OF AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION A-1

SUMMARY

A. Overview

At a meeting held on March 11, 2022, the Board, including all of the trustees who are not “interested persons” of the Series (the “Independent Trustees”), as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), considered and unanimously approved each Plan, a form of which is attached to this Combined Proxy Statement/Prospectus as Appendix A. If the Reorganizations are approved and implemented, shareholders of CAPCB, CAPCM and CAPSTM will become shareholders of BFA, LTEX and STEX, respectively. CRMC is the investment adviser to each of the Funds and will continue to be the investment adviser to the Acquiring Funds if the Reorganizations are consummated. As discussed in further detail below, the investment objectives and strategies of the Funds are substantially similar; however, there are some differences. Notwithstanding these differences, the Board determined that the Reorganizations are in the best interests of the Acquired Funds and their respective shareholders.

THE BOARD RECOMMENDS THAT ACQUIRED FUND SHAREHOLDERS VOTE “FOR” THE PLAN AND THE REORGANIZATION OF THEIR ACQUIRED FUND(S).

B. Summary of Reorganizations

The following is a summary of key information concerning the Reorganizations. This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Combined Proxy Statement/Prospectus. You should also carefully review the Plan, the form of which is attached as Appendix A.

After careful consideration, on March 11, 2022, the Board, including its Independent Trustees, determined that each Reorganization is in the best interests of the Acquired Fund party to that Reorganization and its shareholders and unanimously approved the Plan for that Reorganization. The board of each Acquiring Fund, including its Independent Trustees, similarly determined that each Reorganization is in the best interests of the Acquiring Fund party to that Reorganization and its shareholders and unanimously approved the Plan for that Reorganization. See “INFORMATION ABOUT THE REORGANIZATIONS — Reasons for the Reorganizations” below for additional information.

There is a separate Plan for each Reorganization. Subject to the approval of shareholders of an Acquired Fund, the Plan provides for the transfer to the applicable Acquiring Fund of all of the assets of that Acquired Fund in exchange for (a) shares of beneficial interest of the Acquiring Fund and (b) the assumption by the Acquiring Fund of all of the liabilities of that Acquired Fund. Each Acquired Fund will immediately thereafter distribute to its shareholders that portion of shares of beneficial interest of the applicable Acquiring Fund to which each shareholder is entitled in complete liquidation of the Acquired Fund.

The Board, including its Independent Trustees, and the board of each Acquiring Fund, including its Independent Trustees, determined that, if effected, the Reorganizations would not dilute the interests of shareholders of the Acquired Funds or shareholders of the Acquiring Funds, respectively. The Reorganizations are scheduled to occur as of the close of business on [September XX, 2022], or on such later date as the parties may mutually agree (the “Closing Date”). As a result of the Reorganizations, each shareholder of an Acquired Fund will become the owner of the number of full and fractional shares of the applicable Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of such shareholder’s Acquired Fund shares as of the close of business of the New York Stock Exchange (the “NYSE”) on the Closing Date.

Completion of each Reorganization is subject to a number of conditions set forth in the Plan for that Reorganization, some of which may be waived by the Series or an Acquiring Fund. Although each Reorganization, if approved by shareholders, is scheduled to occur on the Closing Date, the Reorganization of one Acquired Fund is not contingent on the Reorganization of the other Acquired Funds. Accordingly, the failure of shareholders to approve one Reorganization will not affect the closing of the other Reorganizations if such other Reorganizations have been approved by shareholders. A Plan may generally be amended by the Board and the board of an applicable Acquiring Fund in any manner mutually agreeable to such boards; however, no amendment that may have a materially adverse effect on the interests of a Fund’s shareholders may be made after the Special Meeting for that Fund.

CRMC, as investment adviser to each of the Funds, has agreed to pay all fees and expenses directly associated with the Reorganizations, including proxy solicitation costs and other applicable legal and accounting fees. Such costs directly related to the Reorganizations are not expected to exceed $100,000. As is common practice for mutual fund reorganizations, however, any transaction costs and expenses or dealer markups related to the disposition of an

Acquired Fund’s assets in connection with the Reorganizations, as described in greater detail below, will be borne by the applicable Acquired Fund and, in effect, by its shareholders. Because most of the portfolio holdings of the Acquired Funds are permitted investments of the applicable Acquiring Fund, it is not anticipated that material repositioning of the Acquired Fund portfolios will be required in connection with the Reorganizations. Accordingly, any associated costs are expected to be minimal.

As a condition to the closing of each Reorganization, each Acquired Fund and its Acquiring Fund will have received from fund counsel a legal opinion to the effect that the Reorganization will qualify as a “reorganization” for federal income tax purposes, and, accordingly, no gain or loss for federal income tax purposes will be recognized by shareholders as a direct result of the Reorganization. For more information about the federal income tax consequences of the Reorganizations, see “INFORMATION ABOUT THE REORGANIZATIONS — Federal Income Tax Consequences” below.

C. Comparison of Investment Objectives and Principal Investment Strategies

The following discussion is intended to summarize and briefly compare the investment objectives and principal investment strategies of each Acquired Fund and its Acquiring Fund. Please note that this is only a brief description, which is based upon, and qualified in its entirety by, the description of each Fund’s investment objectives and strategies in its respective prospectus. Accordingly, please refer to the Fund Prospectuses for more detailed information regarding the investment objectives and strategies of the Funds.

The investment objectives and principal investment strategies of each Acquired Fund and their respective Acquiring Fund are substantially similar. A summary of each Fund’s investment objectives, principal investment strategies and portfolio managers is included on page [xx] of this Combined Proxy Statement.1 The portfolio management teams of the Funds also have the same portfolio management tools and investment resources available to them for purposes of identifying and selecting portfolio securities for purchase and sale.

Each of the merging municipal bond funds seeks to provide shareholders with tax-exempt current income, while preserving capital. CAPCM and CAPSTM do not permit investments in bonds subject to AMT, whereas their Acquiring Funds, LTEX and STEX, respectively, may each invest up to 20% of their assets in bonds subject to AMT. The quality and maturity standards are similar for CAPCM and LTEX and for CAPSTM and STEX.

CAPCB and its Acquiring Fund, BFA, seek to provide shareholders with current income while preserving capital. Both funds invest primarily in higher quality debt securities with similar maturities (although BFA has tended to have longer duration). CAPCB may invest up to 10% of its assets in securities in the BBB/Baa rating categories. BFA may invest up to 10% of its assets in high yield bonds (rated BB+/Ba1 or below).

Bonds with longer duration may decline more than those with shorter durations in a rising interest rate environment. Bonds with lower credit quality are subject to additional risk of default.

CRMC and the Board do not believe the differences in investment objectives and strategies will negatively impact Acquired Fund shareholders if the Reorganizations are effected. All of the Funds have maintained high average credit quality. While BFA has flexibility to invest in high yield securities, the fund has relatively low exposure to high yield securities that carry additional risk (approximately X.X% as of June 30, 2022). Although BFA has a longer duration than CAPCB, CRMC and the Board believe CAPCB shareholders will benefit from the slightly higher yield potential of BFA. Similarly, CRMC and the Board do not believe shareholders of CAPCM and CAPSTM will be disadvantaged by having exposure to AMT bonds through LTEX and STEX. As of June 30, 2022, approximately X.X% of LTEX assets and X.X% of STEX assets were invested in securities subject to AMT. AMT bonds may offer higher yields than other municipal securities not subject to AMT. In addition, under current tax law AMT does not significantly impact the vast majority of investors.

D. Comparison of Shareholder Fees and Expenses

Comparison of shareholder fees. The following shareholder fees (paid directly from your investment) are the same for each Acquired Fund and each corresponding Acquiring Fund:

Share classes
	M	F-3
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	none	none
Maximum deferred sales charge (load) (as a percentage of the amount redeemed)	none	none
Maximum sales charge (load) imposed on reinvested dividends	none	none
Redemption or exchange fees	none	none

If the Reorganizations are approved and effected, no sales loads will be imposed on shareholders of the Acquired Funds receiving shares of the Acquiring Fund in connection with each Reorganization.

Comparison of annual fund operating expenses. The tables below compare the annual fund operating expenses of Class M of the Acquired Funds, on an audited basis as of [DATE], against the estimated post-Reorganization annual fund operating expenses of Class F-3 of the corresponding Acquiring Fund:

	Class M	Acquiring Fund Class F-3	Acquiring Fund Class F-3
	Capital Group Core Bond Fund (CAPCB) (as of January 1, 2022)	The Bond Fund of America (BFA) (as of March 1, 2022)	Acquiring Fund (pro forma combined, assuming Reorganization of CAPCB Fund)
Management fees	0.25%	0.16%	[0.16%]
Distribution and/or service (12b-1) fees	none	none	none
Other expenses	0.03	0.04	[0.04]
Total annual fund operating expenses	0.28	0.20	[0.20]

	Class M	Acquiring Fund Class F-3	Acquiring Fund Class F-3
	Capital Group Core Municipal Fund (CAPCM) (as January 1, 2022)	Limited Term Tax-Exempt Bond Fund of America (LTEX) (as of May 1, 2022)	Acquiring Fund (pro forma combined, assuming Reorganization of CAPCM Fund)
Management fees	0.25%	0.18%	[0.18%]
Distribution and/or service (12b-1) fees	none	none	none
Other expenses	0.03	0.04	[0.04]
Total annual fund operating expenses	0.28	0.22	[0.22]

	Class M	Acquiring Fund Class F-3	Acquiring Fund Class F-3
	Capital Group Short-Term Municipal Fund (CAPSTM) (as of January 1, 2022)	American Funds Short-Term Tax-Exempt Bond Fund (STEX) (as of May 1, 2022)	Acquiring Fund (pro forma combined, assuming Reorganization of CAPSTM Fund)
Management fees	0.25%	0.20%	[0.20%]
Distribution and/or service (12b-1) fees	none	none	none
Other expenses	0.06	0.05	[0.05]
Total annual fund operating expenses	0.31	0.25	[0.25]
Expense reimbursement	0.01[1]	0.01[2]	[0.012]
Total annual fund operating expense after reimbursement	0.30	0.24	[0.24]

1The investment adviser is currently reimbursing a portion of other expenses so that other expenses do not exceed .05%. This reimbursement will be in effect through at least January 1, 2023. The adviser may elect at its discretion to extend, modify or terminate the reimbursement at that time.

2The investment adviser is currently reimbursing a portion of the other expenses. This reimbursement will be in effect through at least May 1, 2023. The adviser may elect at its discretion to extend, modify or terminate the reimbursement at that time.

Although the Reorganizations are not expected to have a material effect on an Acquiring Fund’s total annual fund operating expenses, because the Reorganizations are expected to result in an increase in the Acquiring Fund’s assets and, relatedly, in a broadening of the Acquiring Fund’s shareholder base, shareholders of the post-Reorganization Acquiring Fund are expected to benefit from a small decrease in total expenses incurred across all share classes. The only difference in the expense structure of the two classes is that Class M shares do not have administrative services fees. Shareholders of the Acquired Funds will receive Class F-3 shares of the corresponding Acquiring as well as administrative services provided to the Acquiring Fund shareholders and their advisers. While Class M shares of the Acquired Funds are not subject to administrative services fees, the total expense ratio of each Acquiring Fund is lower than the expense ratio of its Acquired Fund.

Comparison of advisory fee and breakpoint schedules. The Investment Advisory and Service Agreements (each, an “Advisory Agreement”) of each Acquired Fund and its Acquiring Fund each provide that CRMC, as compensation for its services as investment adviser to the respective Funds, will receive (1) a monthly fee at specified annualized rates based on the net asset levels of the Acquired Fund or the Acquiring Fund, as applicable, and (2) a monthly fee at specified annualized rates based on the monthly gross income of the Acquired Fund or the Acquiring Fund, as applicable. Set forth below is the advisory fee and breakpoint schedule from the Advisory Agreements of each Acquired Fund and each Acquiring Fund:

Capital Group Core Bond Fund (CAPCB)
Monthly fee based on net asset levels:
Net asset level	Rate
all net assets	0.25

The Bond Fund of America (BFA)
Monthly fee based on net asset levels:
Net asset level
In excess of	Up to	Rate
$0	60,000,000	0.30%
60,000,000	1,000,000,000	0.21
1,000,000,000	3,000,000,000	0.18
3,000,000,000	6,000,000,000	0.16
6,000,000,000	10,000,000,000	0.15
10,000,000,000	16,000,000,000	0.14
16,000,000,000	20,000,000,000	0.13
20,000,000,000	28,000,000,000	0.12
28,000,000,000	36,000,000,000	0.115
36,000,000,000	52,000,000,000	0.11
52,000,000,000	76,000,000,000	0.107
76,000,000,000		0.105
Monthly fee based on monthly gross income:
Monthly gross investment income
In excess of	Up to	Rate
$0	8,333,333	2.25%
8,333,333	41,666,667	2.00
41,666,667		1.75

Capital Group Core Municipal Fund (CAPCM)
Monthly fee based on net asset levels:
Net asset level	Rate
all net assets	0.25%

Limited Term Tax-Exempt Bond Fund of America (LTEX)
Monthly fee based on net asset levels:
Net asset level		Rate

In excess of	Up to
$0	$15,000,000,000	0.143%
15,000,000,000		0.120

Capital Group Short-Term Municipal Fund (CAPSTM)
Monthly fee based on net asset levels:
Net asset level	Rate
all net assets	0.25%

American Funds Short-Term Tax-Exempt Bond Fund (STEX)
Monthly fee based on net asset levels:
Net asset level		Rate

In excess of	Up to
$0	$15,000,000,000	0.204%
15,000,000,000		0.175

As reflected in the tables above, the advisory fee and breakpoint schedules of each Acquired Fund and its corresponding Acquiring Fund are identical at lower net asset levels; however, given its relatively larger size, each Acquiring Fund has a greater number of advisory fee breakpoints at higher net asset levels. As of [DATE], BFA, LTEX and STEX had total net assets of approximately $XX billion, $$XX billion and $ XX billion, respectively, while CAPCB, CAPCM and CAPSTM had approximately $XX million, $XX million and $XX million in total net assets, respectively. Each Acquiring Fund’s size in terms of assets under management has caused it to cross over multiple breakpoints in its advisory fee breakpoint schedule, resulting in a lower effective management fee. Annual management fees for each of CAPCB, CAPCM and CAPSTM, as of the funds’ prospectus dated January 1, 2022, are 0.25% of average daily net assets, while annual management fees of BFA, LTEX and STEX, as of each fund’s prospectus dated [DATE], [DATE] as supplemented and [DATE], as supplemented are X.X%, X.X% and X.X%. As a result, the Reorganizations, if consummated, would have the immediate effect of lowering management fees for Acquired Fund shareholders, absent significant redemptions from each Acquiring Fund.

Comparative expense example. The following example is intended to help you compare the cost of investing in each of the Funds and the post-Reorganization Acquiring Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that each Fund’s operating expenses remain the same as those shown in the annual fund operating expense tables listed above. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Class M				Acquiring Fund Class F-3				Acquiring Fund Class F-3
Capital Group Core Bond Fund (CAPCB) (as of January 1, 2022)				The Bond Fund of America (BFA) (as of March 1, 2022)				Acquiring Fund (pro forma combined, assuming Reorganization of CAPCB Fund)
1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
$29	$90	$157	$356	$20	$64	$113	$255	[$20]	[$64]	[$113]	[$255]

Class M				Acquiring Fund Class F-3				Acquiring Fund Class F-3
Capital Group Core Municipal Fund (CAPCM) (as January 1, 2022)				Limited Term Tax-Exempt Bond Fund of America (LTEX) (as of May 1, 2022)				Acquiring Fund (pro forma combined, assuming Reorganization of CAPCM Fund)
1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
$29	$90	$157	$356	$23	$71	$124	$280	[$23]	[$71]	[$124]	[$280]

Class M				Acquiring Fund Class F-3				Acquiring Fund Class F-3
Capital Group Short-Term Municipal Fund (CAPSTM) (as of January 1, 2022)				American Funds Short-Term Tax-Exempt Bond Fund (STEX) (as of May 1, 2022)				Acquiring Fund (pro forma combined, assuming Reorganization of CAPSTM Fund)
1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
$31	$99	$173	$392	$25	$79	$140	$317	[$25]	[$79]	[$140]	[$317]

Comparison of portfolio turnover. Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples above, affect each Fund’s investment results. During each Fund’s most recent fiscal year and for the six-month periods noted below, the portfolio turnover rate of each Fund as the average value of its portfolio was as follows:

	Fiscal year ended October 31, 2021	Six months ended April 30, 2022[1,2,3]		Fiscal year ended December 31, 2021	Six months ended June 30, 2022[1,2,3]
Capital Group Core Bond Fund (CAPCB)	217%	78%	The Bond Fund of America (BFA)	368%	x.xx%

	Fiscal year ended October 31, 2021	Six months ended April 30, 2022[1,2,3]		Fiscal year ended July 31, 2021	Six months ended January 31, 2022[1,2,3]
Capital Group Core Municipal Fund (CAPCM)	48%	20%	Limited Term Tax-Exempt Bond Fund of America (LTEX)	43%	23%

	Fiscal year ended October 31, 2021	Six months ended April 30, 2022[1,2,3]		Fiscal year ended July 31, 2021	Six months ended January 31, 2022[1,2,3]
Capital Group Short-Term Municipal Fund (CAPSTM)	51%	17%	American Funds Short-Term Tax-Exempt Bond Fund (STEX)	49%	24%

1 Based on operations for a period that is less than a year.

2 Unaudited.

3 Not annualized.

E. Comparison of Investment Results

Following each Reorganization, the Acquiring Fund will be the surviving fund for financial and performance reporting purposes.

The following bar charts show how the investment results of each Fund have varied from year to year, and the tables that follow show how each Fund’s average annual total returns for various periods compare with a broad measure of market results and other applicable measures of securities market results. This information provides some indication of the risks of investing in each of the Funds. The table below also compares the investment results of the Acquired Funds and the Acquiring Funds to those of other funds that disclose reasonably comparable investment objectives and/or strategies. Past investment results (before and after taxes) are not predictive of future investment results. Updated information on each Fund’s investment results can be obtained by calling the Acquired Funds’ transfer agent at (800) 421-4996 or for the Acquiring Funds by visiting [capitalgroup.com].

CAPCB

CAPCB

Average annual total returns For the periods ended December 31, 2021:
	Inception date	1 year	5 years	10 years	Lifetime
M− Before taxes	4/13/2010	–1.53%	2.70%	2.06%	2.52%
− After taxes on distributions		–2.07	1.75	1.18	N/A
− After taxes on distributions and sale of fund shares		–0.90	1.69	1.22	N/A

Indexes	1 year	5 years	10 years	Lifetime
Bloomberg Intermediate A+ U.S. Government/Credit Index (reflects no deductions for account fees, expenses or U.S. federal income taxes)	–1.60%	2.60%	2.07%	2.57%
Lipper Short-Intermediate Investment Grade Debt Funds Average (reflects no deductions for account fees or U.S. federal income taxes)	–0.59	2.39	2.13	2.40
The fund’s annualized 30-day yield at April 30, 2022: 3.02% (For current yield information, please call the fund’s transfer agent at (800) 421-4996.)

BFA

CLASS F-3 BAR CHART TO COME

Average annual total returns For the periods ended December 31, 2021:
Share class	Inception date	1 year	5 years	10 years	Lifetime
F-3 − Before taxes	1/27/2017	-0.60%	N/A	N/A	4.44%
− After taxes on distributions		x.xx	x.xx	x.xx	x.xx
− After taxes on distributions and sale of fund shares		x.xx	x.xx	x.xx	x.xx

Indexes	1 year	5 years	10 years	Lifetime (from Class F-3 inception)
Bloomberg U.S. Aggregate Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	-1.54%	3.57%	2.90%	x.xx%
Lipper Core Bond Funds Average (reflects no deductions for sales charges, account fees or U.S. federal income taxes)	-1.26	3.65	3.10	x.xx
Class F-3 annualized 30-day yield at December 31, 2021: x.xx% (For current yield information, please call American Funds Service Company at (800) 421-4225 or visit capitalgroup.com.)

CAPCM

CAPCM

Average annual total returns For the periods ended December 31, 2021:
	Inception date	1 year	5 years	10 years	Lifetime
M− Before taxes	4/13/2010	0.30%	2.89%	2.24%	2.61%
− After taxes on distributions		0.09	2.76	2.17	N/A
− After taxes on distributions and sale of fund shares		0.70	2.61	2.14	N/A

Indexes	1 year	5 years	10 years	Lifetime
Bloomberg Municipal Short–Intermediate1–10 Years Index (reflects no deductions for account fees, expenses or U.S. federal income taxes)	0.43%	2.86%	2.32%	2.73%
Lipper Short-Intermediate Municipal Debt Funds Average (reflects no deductions for sales charges, account fees or U.S. federal income taxes)	0.30	2.28	1.77	2.10
The fund’s annualized 30-day yield at April 30, 2022: 1.77% (For current yield information, please call the fund’s transfer agent at (800) 421-4996.)

LTEX

CLASS F-3 BAR CHART TO COME

Average annual total returns For the periods ended December 31, 2021:
Share class	Inception date	1 year	5 years	10 years	Lifetime
F-3 − Before taxes	1/27/2017	0.38%	N/A	N/A	2.77%
− After taxes on distributions		x.xx	x.xx	x.xx	x.xx
− After taxes on distributions and sale of fund shares		x.xx	x.xx	x.xx	x.xx

Indexes	1 year	5 years	10 years	Lifetime (from Class F-3 inception)
Bloomberg Municipal Short-Intermediate 1-10 Years Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	0.43%	2.86%	2.32%	x.xx%
Lipper Short-Intermediate Municipal Debt Funds Average (reflects no deductions for sales charges, account fees or U.S. federal income taxes)	0.30	2.28	1.77	x.xx
Class F-3 annualized 30-day yield at January 31, 2022: x.xx% (For current yield information, please call American Funds Service Company at (800) 421-4225 or visit capitalgroup.com.)

CAPSTM

CAPSTM

Average annual total returns For the periods ended December 31, 2021:
	Inception date	1 year	5 years	10 years	Lifetime
M− Before taxes	4/13/2010	0.02%	2.07%	1.44%	1.60%
− After taxes on distributions		–0.09	2.03	1.41	N/A
− After taxes on distributions and sale of fund shares		0.34	1.91	1.41	N/A

Indexes	1 year	5 years	10 years	Lifetime
Bloomberg Municipal Short 1–5 Years Index (reflects no deductions for account fees, expenses or U.S. federal income taxes)	0.36%	2.04%	1.56%	1.75%
Lipper Short Municipal Debt Funds Average (reflects no deductions for account fees or U.S. federal income taxes)	0.13	1.43	1.02	1.15
The fund’s annualized 30-day yield at April 30, 2022: 1.71% (For current yield information, please call the fund’s transfer agent at (800) 421-4996.)

STEX

CLASS F-3 BAR CHART TO COME

Average annual total returns For the periods ended December 31, 2021:
Share class	Inception date	1 year	5 years	10 years	Lifetime
F-3− Before taxes	1/27/2017	–0.08%	N/A	N/A	1.76%
− After taxes on distributions		x.xx	x.xx	x.xx	x.xx
− After taxes on distributions and sale of fund shares		x.xx	x.xx	x.xx	x.xx

Indexes	1 year	5 years	10 years	Lifetime (from Class F-3 inception
Bloomberg Municipal Short 1-5 Years Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	0.36%	2.04%	1.56%	x.xx%
Lipper Short Municipal Debt Funds Average (reflects no deductions for sales charges, account fees or U.S. federal income taxes)	0.13	1.43	1.02	x.xx
Class F-3 annualized 30-day yield at January 31, 2022: x.xx% (For current yield information, please call American Funds Service Company at (800) 421-4225 or visit capitalgroup.com.)

After-tax returns are shown for the single share class of the Acquired Funds and only for [Class F-3] shares of the Acquiring Funds; after-tax returns for other share classes will vary. After-tax returns are calculated using the highest individual federal income tax rates in effect during each year of the periods shown and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation and likely will differ from the results shown above.

For additional information regarding each Fund’s investment results, please see “Investment objectives, strategies and risks – Fund comparative indexes” – in the Acquiring Fund Prospectuses and “Investment objectives, strategies and risks – Fund comparative indexes” in the Acquired Fund Prospectus.

COMPARISON OF INVESTMENT OBJECTIVES, STRATEGIES AND PRINCIPAL RISKS OF INVESTING IN THE FUNDS

A. Investment Objectives and Strategies

The following discussion comparing the investment objectives and strategies of each of the Funds is based upon and qualified in its entirety by the descriptions of the investment objectives and strategies set forth in the respective Fund Prospectuses. Please refer to the Fund Prospectuses for more detailed information.

	Capital Group Short-Term Municipal Fund	American Funds Short-Term Tax-Exempt Bond Fund
Investment objective	The fund seeks to preserve your investment and secondarily to provide current income exempt from federal income tax.	The fund’s Investment objective is to provide you with current income exempt from regular federal income tax, consistent with the maturity and quality standards described in this prospectus, and to preserve capital.
Principal investment strategies

The fund seeks to achieve its objectives by investing primarily in municipal bonds.

The fund will invest at least 80% of its assets in bonds (for purposes of this limit, bonds include any debt instrument and cash equivalents, and may include certain preferred securities). Under normal circumstances, the fund will invest at least 80% of its assets in, or derive at least 80% of its income from, securities that are exempt from federal income tax. The fund will not invest in securities that subject you to the federal alternative minimum tax. The investment adviser will seek to manage the fund in order to minimize capital gain distributions.

The fund invests primarily in municipal bonds with quality ratings of AA- or Aa3 or better by Nationally Recognized Statistical Rating Organizations (“NRSROs”) designated by the fund’s investment adviser or unrated but determined by the fund’s investment adviser to be of equivalent quality. The fund may also invest in municipal bonds in the rating categories of A- or A3 by NRSROs designated by the fund’s investment adviser or unrated but determined by the fund’s investment adviser to be of equivalent quality. Under normal circumstances, the dollar-weighted average effective maturity of the fund’s portfolio will be no greater than three years.

The fund may invest in municipal obligations of multiple issuers in the same state or backed by revenues of similar types of projects or industries. The fund may also invest more than 25% of its assets in industrial development bonds.

Under normal circumstances, the fund will invest at least 80% of its assets in, or derive at least 80% of its income from, securities that are exempt from regular federal income tax and that do not subject you to federal alternative minimum tax. The fund may also invest up to 20% of its assets in securities that may subject you to federal alternative minimum tax. The fund invests primarily in debt securities rated AA- or better or Aa3 or better by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser, or unrated but determined by the fund’s investment adviser to be of equivalent quality. The fund may also invest in debt securities rated A- or better or A3 or better by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser, or unrated but determined by the fund’s investment adviser to be of equivalent quality. The fund’s aggregate portfolio will have a dollar-weighted average effective maturity no greater than three years.
Portfolio managers	Mark Marinella	Mark Marinella Vikas Malhotra

Capital Group Core Municipal Fund	Limited Term Tax-Exempt Bond Fund of America

Investment objective	The fund seeks to provide current income exempt from federal income tax while preserving your investment.	The fund’s Investment objective is to provide you with current income exempt from regular federal income tax, consistent with the maturity and quality standards described in this prospectus, and to preserve capital.
Principal investment strategies

The fund seeks to achieve its objective by investing primarily in municipal bonds.

The fund will invest at least 80% of its assets in bonds (for purposes of this limit, bonds include any debt instrument and cash equivalents, and may include certain preferred securities). Under normal circumstances, the fund will invest at least 80% of its assets in, or derive at least 80% of its income from, securities that are exempt from federal income tax. The fund will not invest in securities that subject you to the federal alternative minimum tax. The investment adviser will seek to manage the fund in order to minimize capital gain distributions.

The fund invests primarily in municipal bonds with quality ratings of A- or A3 or better by Nationally Recognized Statistical Rating Organizations (“NRSROs”) designated by the fund’s investment adviser or unrated but determined by the fund’s investment adviser to be of equivalent quality. The fund may also invest in municipal bonds in the rating categories of BBB or Baa by NRSROs designated by the fund’s investment adviser or unrated but determined by the fund’s investment adviser to be of equivalent quality. Under normal circumstances, the dollar-weighted average effective maturity of the fund’s portfolio will be between three and 10 years.

The fund may invest in municipal obligations of multiple issuers in the same state or backed by revenues of similar types of projects or industries. The fund may also invest more than 25% of its assets in industrial development bonds.

Under normal circumstances, the fund will invest at least 80% of its assets in, or derive at least 80% of its income from, securities that are exempt from regular federal income tax and that do not subject you to federal alternative minimum tax. The fund may also invest up to 20% of its assets in securities that may subject you to federal alternative minimum tax.

The fund invests primarily in debt securities rated A- or better or A3 or better by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser, or unrated but determined by the fund’s investment adviser to be of equivalent quality. The fund may also invest in debt securities rated BBB and Baa by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser, or unrated but determined by the fund’s investment adviser to be of equivalent quality. The dollar-weighted average effective maturity of the fund’s portfolio is between three and 10 years.

Portfolio managers	Mark Marinella	Mark Marinella Vikas Malhotra

Capital Group Core Bond Fund	The Bond Fund of America

Investment objective	The fund’s Investment objective is to provide you with current income while preserving your investment.	The fund’s Investment objective is to provide as high a level of current income as is consistent with the preservation of capital.
Principal investment strategies

The fund primarily invests in debt securities, including securities issued and guaranteed by the U.S. government and securities backed by mortgages or other assets. The fund may also invest in debt securities and mortgage-backed securities issued by federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government. In addition, the fund may invest in asset-backed securities (securities backed by assets such as auto loans, credit card receivables or other providers of credit).

The fund will invest at least 80% of its assets in bonds (for purposes of this limit, bonds include any debt instrument and cash equivalents, and may include certain preferred securities), which may be represented by other investment instruments, including derivatives. The fund primarily invests in debt securities with quality ratings of A- or A3 or better by Nationally Recognized Statistical Rating Organizations (“NRSROs”) designated by the fund’s investment adviser or unrated but determined to be of equivalent quality by the fund’s investment adviser. The fund may invest up to 10% of its assets in debt securities rated in the BBB or Baa rating categories by NRSROs designated by the fund’s investment adviser or unrated but determined to be of equivalent quality by the fund’s investment adviser. Under normal circumstances, the dollar-weighted average effective maturity of the fund’s portfolio will be between three and 10 years.

The fund seeks to maximize your level of current income and preserve your capital by investing primarily in bonds. Normally the fund invests at least 80% of its assets in bonds and other debt securities, which may be represented by other investment instruments, including derivatives. The fund invests at least 60% of its assets in debt securities rated A3 or better or A- or better by Nationally Recognized Statistical Ratings Organizations designated by the fund’s investment adviser, or in debt securities that are unrated but determined to be of equivalent quality by the fund’s investment adviser, including U.S. government securities, money market instruments or cash.

The fund may invest in debt securities and mortgage-backed securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government.

The fund may invest in inflation-linked bonds issued by U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations. Inflation-linked bonds are structured to protect against inflation by linking the bond’s principal and interest payments to an inflation index, such as the Consumer Price Index for Urban Consumers, so that principal and interest adjust to reflect changes in the index. The fund may invest in certain derivative instruments, such as futures contracts and swaps. A derivative is a financial contract, the value of which is based on the value of an underlying financial asset (such as a stock, bond or currency), a reference rate or a market index.

The fund may invest in a derivative only if, in the opinion of the investment adviser, the expected risks and rewards of the proposed investment are consistent with the Investment objective and strategies of the fund as disclosed in this prospectus and in the fund’s statement of additional information.

The fund may invest up to 10% of its assets in debt securities rated Ba1 or below and BB+ or below by Nationally Recognized Statistical Ratings Organizations designated by the fund’s investment adviser, or in debt securities that are unrated but determined to be of equivalent quality by the fund’s investment adviser. Securities rated Ba1 or below and BB+ or below are sometimes referred to as “junk bonds.”

Portfolio managers	John Queen	Pramod Atluri Fergus N. MacDonald David J. Betanzos David A. Hoag

B. Principal Risks of Investing in the Funds

Because of their similar investment objectives and strategies, each Acquired Fund and its Acquiring Fund have substantially similar risks. The following is a description of the principal risks associated with an investment in any of the Funds, including an Acquiring Fund:

Applicable to all Acquired and Acquiring Funds

•	Market conditions — The prices of, and the income generated by, the securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease) and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the fund’s investments may be negatively affected by developments in other countries and regions.

•	Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

•	Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by factors such as the interest rates, maturities and credit ratings of these securities. Rising interest rates will generally cause the prices of bonds and other debt securities to fall. A general rise in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from the fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund failing to recoup the full amount of its initial investment and having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. A downgrade or default affecting any of the fund’s securities could cause the value of the fund’s shares to decrease. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to assess credit and default risks.

•	Liquidity risk — Certain fund holdings may be or may become difficult or impossible to sell, particularly during times of market turmoil. Liquidity may be impacted by the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs or may be forced to sell at a loss.

•	Management — The investment adviser to the Funds actively manages each Fund’s investments. Consequently, each Fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause a Fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Applicable to Capital Group Core Municipal Fund and

Capital Group Short-Term Municipal Fund only

•	Investing in similar municipal bonds — Investing significantly in municipal obligations of multiple issuers in the same state or backed by revenues of similar types of projects or industries may make the fund more susceptible to certain economic, political or regulatory occurrences. As a result, the fund has greater risk of volatility, and greater risk of loss, from these investments.

•	Credit and liquidity support — Changes in the credit quality of banks and financial institutions providing credit and liquidity support features with respect to securities held by the fund could cause the values of these securities to decline.

Applicable to Capital Group Core Municipal Fund and

Capital Group Core Bond Fund only

•	Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty.

Applicable to Capital Group Core Bond Fund only

•	Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as residential mortgage loans, home equity loans, mortgages on commercial buildings, consumer loans and equipment leases. While such securities are subject to the risks associated with investments in debt instruments generally (for example, credit, extension and interest rate risks), they are also subject to other and different risks. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt, potentially increasing the volatility of the securities and the fund’s net asset value. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the fund’s cash available for reinvestment in higher yielding securities. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations and the value of property that secures the mortgages may decline in value and be insufficient, upon foreclosure, to repay the associated loans. Investments in asset-backed securities are subject to similar risks, as well as additional risks associated with the assets underlying those securities.

•	Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates and the credit rating of the U.S. government. Securities issued by U.S. government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

C. Investment Policies

In addition to the investment objectives and strategies described above, each Fund has adopted certain fundamental and non-fundamental investment policies. Fundamental investment policies may be changed only by a vote of a Fund’s shareholders, while non-fundamental policies may be changed by a Fund’s Board without a shareholder vote.

The fundamental investment policies of the Funds are the same. The following table lists the fundamental policies of the Acquired Funds and the Acquiring Funds:

Fundamental Investment Policies of the Acquired Funds and the Acquiring Funds
Borrowing Money	The Acquiring Fund may not borrow money; provided, however, that (i) the Acquiring Fund may borrow money in amounts of up to 33-1/3% of its total assets from banks for any purpose and (ii) the Acquiring Fund may borrow up to 5% of its total assets from banks or other lenders for temporary purposes. A loan is presumed to be “for temporary purposes” if it is repaid within 60 days and is not extended or renewed. The percentage limitation in this policy is considered at the time of borrowing or thereafter.
Issuing Senior Securities	The Acquiring Fund may not issue senior securities. A senior security does not include any promissory note or evidence of indebtedness if such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the Acquiring Fund at the time the loan is made. A loan is presumed to be “for temporary purposes” if it is repaid within 60 days and is not extended or renewed. Further, to the extent the Acquiring Fund covers its commitments under certain types of agreements and transactions, including mortgage-dollar roll transactions, sale-buybacks, when-issued, delayed-delivery or forward commitment transactions, and other similar trading practices, by segregating or earmarking liquid assets equal in value to the amount of the Acquiring Fund’s commitment, such agreement or transaction will not be considered a senior security by the Acquiring Fund.
Underwriting Securities	The Acquiring Fund may not underwrite the securities of other issuers. This policy will not apply to the Acquiring Fund to the extent the fund may be deemed an underwriter within the meaning of the Securities Act of 1933, as amended, in connection with the purchase and sale of fund portfolio securities in the ordinary course of pursuing its investment objectives and strategies.
Real Estate and Commodities	An Acquiring Fund may not purchase or sell real estate or commodities.
Making Loans	An Acquiring Fund may not make loans. The Acquiring Fund may not lend more than 33-1/3% of its total assets, provided that this limitation shall not apply to an Acquiring Fund’s purchase of debt obligations.
Industry Concentration	An Acquiring Fund may not purchase the securities of any issuer if, as a result of such purchase, the Acquiring Fund’s investments would be concentrated in any particular industry. For purposes of this policy, an Acquiring Fund may not invest more than 25% of its total assets in the securities of issuers in a particular industry. This policy does not apply to investments in securities of the U.S. government, its agencies or government sponsored entities or repurchase agreements with respect thereto.
Exercise of Control	An Acquiring Fund may not invest in companies for the purpose of exercising control or management.
Tax-Exempt Status	Each Acquiring Fund, with the exception of BFA, will maintain its status as a tax-exempt fund consistent with (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction. For purposes of this policy, the Acquiring Fund will, under normal circumstances, invest at least 80% of its assets in, or derive at least 80% of its income from, securities that are exempt from federal income tax.

D. Investment Process

CRMC, the investment adviser to each of the Funds, uses a system of multiple portfolio managers in managing each Fund’s assets. Under this approach, the portfolio of each Fund is divided into segments managed by individual managers who decide how their respective segments will be invested. In addition, CRMC’s investment analysts may make investment decisions with respect to a portion of a Fund’s portfolio. Investment decisions are subject to a Fund’s objectives, policies and restrictions and the oversight of the appropriate investment-related committees of CRMC and its investment divisions.

Each Fund relies on the professional judgment of its investment adviser to make decisions about the Fund’s portfolio investments. The basic investment philosophy of the investment adviser is to seek to invest in attractively priced securities that, in its opinion, represent good, long-term investment opportunities. The investment adviser believes that an important way to accomplish this is by analyzing various factors, which may include the credit strength of the issuer, prices of similar securities issued by comparable issuers, anticipated changes in interest rates, general market conditions and other factors pertinent to the particular security being evaluated. Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities.

The investment adviser may consider environmental, social and governance (“ESG”) factors that, depending on the facts and circumstances, are material to the value of an issuer or instrument. ESG factors may include, but are not limited to, environmental-related events resulting from climate change or society’s response to environmental change, social conditions (e.g., labor relations, investment in human capital, accident prevention, changing customer behavior) or governance issues (e.g., board composition, significant breaches of international agreements, unsound business practices).

E. Management

The individuals primarily responsible for the portfolio management of each Fund are:

Portfolio manager/ Fund title (if applicable)	Portfolio manager experience in the Fund	Primary title with investment adviser
CAPCB
John R. Queen Senior Vice President	12 years	Partner — Capital Fixed Income Investors
BFA
Pramod Atluri President	6 years	Partner — Capital Fixed Income Investors
David J. Betanzos Senior Vice President	6 years	Partner — Capital Fixed Income Investors
David A. Hoag Senior Vice President	13 Years	Partner — Capital Fixed Income Investors
Fergus N. MacDonald Senior Vice President	7 years	Partner — Capital Fixed Income Investors
CAPCM
Mark Marinella Senior Vice President	5 years	Partner — Capital Fixed Income Investors
LTEX
Mark Marinella Senior Vice President	5 years	Partner — Capital Fixed Income Investors
Vikas Malhotra Senior Vice President	[less than 1 year]	Vice President — Capital Fixed Income Investors
CAPSTM
Mark Marinella Senior Vice President	5 years	Partner — Capital Fixed Income Investors
STEX
Mark Marinella Senior Vice President	5 years	Partner — Capital Fixed Income Investors

Vikas Malhotra Senior Vice President	[less than 1 year]	Vice President — Capital Fixed Income Investors

Certain senior members of Capital Fixed Income Investors, the investment adviser’s fixed-income investment division, serve on the Portfolio Strategy Group. The group utilizes a research-driven process with input from the investment adviser’s analysts, portfolio managers and economists to define investment themes on a range of macroeconomic factors, including duration, yield curve and sector allocation. Where applicable, the investment decisions made by a Fund’s portfolio managers are informed by the investment themes discussed by the group.

Please see “Management and organization” in the Fund Prospectuses for additional information regarding the investment adviser to the Funds and each Fund’s portfolio managers. For additional information, please also see “Management of the fund” in the Fund SAIs.

INFORMATION ABOUT THE REORGANIZATIONS

A. Summary of the Plan

The following is a summary of the material terms of the Plan. Please refer to the form of the Plan attached to this Combined Proxy Statement/Prospectus as Appendix A for additional details.

Under the Plan, the Acquiring Fund will acquire all of the assets of the Acquired Fund solely in exchange for shares of beneficial interest of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund. More specifically, the Plan provides for (1) the acquisition by the Acquiring Fund of all of the assets of the Acquired Fund solely in exchange solely for (a) shares of beneficial interest of the Acquiring Fund (including fractional shares, if any) and (b) the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, and (2) the distribution by the Acquired Fund to its shareholders, on a pro rata basis, of the shares of beneficial interest of the Acquiring Fund (including fractional shares to which they may be entitled, if any) in complete liquidation and dissolution of the Acquired Fund. Subject to the satisfaction of the conditions in the Plan, the Reorganizations are scheduled to occur as of the close of business on the Closing Date.

The number of full and fractional shares of each class of the Acquiring Fund you will receive in the Reorganizations will be equal in aggregate net asset value to the aggregate net asset value of your shares in the Acquired Fund as of the close of business of the NYSE, usually 4:00 p.m., New York time, and after the declaration of any dividends by the Acquired Fund, on the Closing Date. The net asset value per share of each Fund will be determined by dividing its assets, less liabilities, by the total number of its outstanding shares. The method of valuation employed will be in accordance with the valuation procedures of the Acquiring Fund, which are identical to those of the Acquired Fund, and are described in the Acquiring Fund Prospectus and the Acquiring Fund SAI. As soon as reasonably practicable after the Closing Date, the Series will (a) distribute to the Acquired Fund shareholders, on a pro rata basis, the corresponding class of Acquiring Fund shares received by the Series, on behalf of the Acquired Fund, (b) cancel all Acquired Fund shares in accordance with Delaware law, and (c) terminate the Acquired Fund as a series of the Series.

Each Acquired Fund will accomplish the liquidation with respect to its shares by the transfer of the Acquiring Fund shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund shareholders. All issued and outstanding Acquired Fund shares will be canceled on the books of the Acquired Fund. The Acquiring Fund will not issue certificates representing Acquiring Fund shares in connection with such exchange.

The Acquiring Fund and the Series, on behalf of each Acquired Fund, has made certain standard representations and warranties regarding organization, status, conduct of business and other matters.

Unless waived in accordance with the Plan, the obligations of each of the Acquiring Funds and the Series are conditioned upon, among other things:

•	the approval of the Plan by Acquired Fund shareholders;

•	the receipt of all necessary consents, orders and permits of federal, state and local regulatory authorities;
•	the truth in all material respects as of the Closing Date of the representations and warranties of the Funds;
•	the performance by each Fund of the covenants required by the Plan to be performed and compliance by it with all of the provisions required by the Plan to be complied with;
•	the effectiveness under applicable law of the registration statement of which this Combined Proxy Statement/Prospectus forms a part and the absence of any stop orders under the 1933 Act pertaining thereto; and
•	the receipt of an opinion of counsel relating to, among other things, the qualification of the Reorganizations as “reorganizations” for federal income tax purposes.

CRMC, as investment adviser to each of the Funds, is party to the Agreement solely with respect to its agreement to pay the costs of the Reorganizations, including proxy solicitation costs and other applicable legal and accounting fees. The costs of the Reorganizations, which will be borne by CRMC, are not expected to exceed $100,000. CRMC will not be responsible for paying transaction costs and expenses and dealer markups related to the repositioning of portfolio securities in connection with the Reorganizations, which, as is common practice for mutual fund reorganizations, will be borne by the applicable Funds and their shareholders. Because most of the portfolio holdings of the Acquired Funds are permitted investments of the Acquiring Fund, it is not anticipated that material repositioning of the Acquired Funds’ portfolios will be required in connection with the Reorganizations. Accordingly, any associated costs are expected to be minimal.

The Plan may be terminated and any Reorganization may be abandoned at any time prior to the Closing Date, before or after approval by the shareholders of the Acquired Funds, if circumstances should develop that, in the opinion of the Board or the board of an Acquiring Fund, make proceeding with a particular Reorganization inadvisable. The Plan provides that the Acquiring Fund and the Series, for and on behalf of the Acquired Fund, may waive compliance with any of the covenants or conditions made therein for its benefit, other than the requirement that the Plan be approved by shareholders of the Acquired Funds.

Approval of the Plan by and for an Acquired Fund will require the affirmative vote of a majority of the outstanding securities of such Acquired Fund, as described in greater detail under “VOTE REQUIRED AND METHOD OF TABULATION” below. The Reorganization of each Acquired Fund is not contingent on the approval of the Reorganization of the other Acquired Funds. Accordingly, the failure of shareholders to approve one Reorganization will not affect the closing of the other Reorganizations if such other Reorganizations have been approved by shareholders.

Shareholders of record of the Acquired Funds as of the Closing Date will receive shares of the applicable Acquiring Fund in accordance with the procedures provided for in the Plan, as described above. Each such share will be duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by the Acquiring Fund when issued, will be transferable without restriction and will have no preemptive or conversion rights.

Shareholders of each Acquired Fund will vote separately on the Reorganization of their Fund. No Reorganization is contingent upon approval or consummation of any other Reorganization.

The board of each Acquired Fund, including all of the Independent Trustees, recommends that you vote to approve the Plan and the Reorganization of your Fund(s), as it believes that each Reorganization is in the best interests of the applicable Acquired Fund, as described more fully in “Reasons for the Reorganizations” below.

B. Description of the Acquiring Funds Shares

Each Acquiring Fund is registered with the SEC as an open-end management investment company. The trustees of each Acquiring Fund are authorized to issue an unlimited number of the Acquiring Fund’s shares of beneficial interest, no par value, of separate series. Each share of an Acquiring Fund represents an equal proportionate interest in the Acquiring Fund as each other share, and each such share is entitled to equal voting, dividend, liquidation and redemption rights. Each shareholder of an Acquiring Fund is generally entitled to one vote for each share of the Acquiring Fund that such shareholder owns. The Acquiring Fund’s shares to be issued to each applicable Acquired Fund’s shareholders pursuant to the Reorganizations will be duly authorized, validly issued, fully paid and non-assessable when issued, will be transferable without restriction and will have no preemptive or conversion rights. The voting and dividend rights, rights of redemption and privileges of exchange of each Acquiring Fund’s shares are described in the Fund Prospectuses and Fund SAIs. As further described in each Acquiring Fund Prospectus and Acquiring Fund SAI, each Acquiring Fund’s shares will be sold and redeemed based upon the net asset value per share of the Acquiring Fund’s shares next determined after receipt of a purchase or redemption request.

Like the Series, each Acquiring Fund is a Delaware statutory trust, and the organizational documents of each Acquiring Fund are substantially similar to those of the Series. Accordingly, if the Reorganizations are approved and effected, shareholders of each Acquired Fund will experience no material change with respect to voting rights, quorum requirements, powers of trustees and shareholder liability, among other organizational and governance matters. Shareholders should refer to the provisions of the governing documents of the Series and the applicable Acquiring Fund and the relevant state law for a more thorough comparison.

Each Acquired Fund offers a single class of shares, Class M shares. The share class of the Acquiring Funds that most closely resembles Class M Shares is Class F-3 shares. If the Reorganizations are approved and consummated, full and fractional shares of the Class F-3 shares of the Acquiring Fund, as applicable, will be issued to each Acquired Fund’s shareholders in accordance with the procedures detailed in the Plan. The Acquiring Funds do not issue share certificates. The shares of the Acquiring Fund will be issued to applicable Acquired Fund shareholders and recorded on the shareholder records of AFS, the Acquiring Funds’ transfer agent (which, for the avoidance of doubt, is also the transfer agent of each of the Acquired Funds).

C. Reasons for the Reorganizations

As of [DATE], the total net assets of the Funds were:

CAPCB	CAPCM	CAPSTM
$XX billion	$XX billion	$XX billion
BFA	LTEX	STEX
$XX billion	$XX billion	$XX billion

Each Acquired Fund is relatively small, including in comparison to the Acquiring Fund, and the Board of the Series and CRMC, as investment adviser to each of the Funds, believe that the Acquired Funds have limited opportunities for future growth. Among other things, if the Reorganizations are consummated, Acquired Fund shareholders would benefit from operational and administrative efficiencies resulting from the Reorganizations. Additionally, although past results are not predictive of future results, each Acquiring Fund has had substantially comparable investment results to those of its Acquired Fund.

For these and other reasons, CRMC proposed the Reorganizations to the boards of the Acquiring Funds and the Series. CRMC provided information about the proposed Reorganizations to the boards of the Acquiring Funds and the Series in conjunction with board meetings held in December, 2021 and March, 2022. The Plans and the proposed Reorganizations were presented for formal consideration, and were approved by, the Board, for and on behalf of each Acquired Fund, at a meeting of the Board on March 11, 2022. The Plans and the proposed Reorganizations were presented for formal consideration, and were approved by, the boards of the Acquiring Funds, at a meeting of the boards on March 9, 2022.

The Board received information and presentations, and had discussions with representatives of CRMC, about the proposed Reorganization of each Acquired Fund at meetings held in December, 2021 and March, 2022. After careful consideration and deliberation about each Reorganization, including ad hoc discussions with each other and with representatives of CRMC, the Board, including all of the Independent Trustees of the Board, approved each Reorganization and determined that (i) each Reorganization is in the best interests of the Acquired Fund party to that Reorganization, and (ii) each Reorganization, if consummated, would not result in the dilution of the interests of such Acquired Fund’s shareholders. The Board considered each Reorganization separately.

The Board of each Acquiring Fund also received information and presentations, and had discussions with representatives of CRMC, about each proposed Reorganization at meetings held in December, 2021 and March, 2022. After careful consideration and deliberation about each Reorganization, the board of each Acquiring Fund, including all of the Independent Trustees of the board, approved the Reorganization to which that Acquiring Fund is a party and determined that (i) the Reorganization is in the best interests of the Acquiring Fund, and (ii) the Reorganization, if consummated, would not result in the dilution of the interests of such Acquiring Fund’s shareholders.

In reaching its determinations with respect to each Reorganization, the Board considered a number of factors, including, without limitation, the following:

•	each Reorganization would eliminate a relatively small fund with limited opportunities for future growth;
•	the relative sizes of each Acquired Fund and its Acquiring Fund, and the potential for operational and administrative efficiencies resulting from the proposed Reorganizations;
•	the investment objectives, strategies and policies of each Acquired Fund and its corresponding Acquiring Fund;
•	the risk profile of each Acquiring Fund relative to that of its applicable corresponding Acquired Fund;
•	that by virtue of the larger size of each Acquiring Fund, Acquired Fund shareholders would be invested in a portfolio potentially more diversified across numerous issuers;
•	the investment results of each Acquiring Fund as compared with those of its applicable Acquired Fund and its peer group;
•	the effect each Reorganization is expected to have on annual fund operating expenses and shareholder fees and expenses for Acquired Fund shareholders;
•	the advisory fee schedule of each Acquiring Fund includes breakpoints that allow for a lower effective management fee as assets increase;
•	the investment adviser and other service providers of each Acquiring Fund are identical to those of the Acquired Funds;
•	CRMC’s value proposition as an active manager for Acquired Fund shareholders, for many of whom investments in the Acquired Funds are only a part of a much broader relationship with the American Funds family;
•	the direct and indirect federal income tax consequences of the Reorganizations, including the availability of capital loss carryovers;
•	the Reorganizations are intended to qualify as “reorganizations” for federal income tax purposes, pursuant to which shareholders of the Acquired Funds would become shareholders of the Acquiring Funds without recognizing gain or loss for federal income tax purposes;
•	CRMC will pay all fees and expenses directly associated with the Reorganizations, including proxy solicitation costs and other applicable legal and accounting fees, but excluding transaction costs and expenses related to portfolio repositioning in connection with the Reorganizations, which will be borne by the applicable Funds;
•	The board of each Acquiring Fund approved the Reorganization on behalf of that Acquiring Fund;
•	any potential dilutive effects of the Reorganizations; and
•	the lack of other strategic alternatives that would better serve the interests of Acquired Fund shareholders.

The Board considered the potential consequences to shareholders of each Acquired Fund from the proposed Reorganization of that Fund. In their deliberations, each trustee may have attributed different weights to the various factors, and no factor alone was considered determinative. The trustees evaluated all information available to them, and their determinations were made separately with respect to each Acquired Fund. The trustees also considered those interests of the Acquired Funds that were in common with those of the Acquiring Fund.

With respect to each of the Acquired Funds, the Board noted that the Acquired Funds are relatively small, and that the Board and CRMC, as investment adviser, believe that the Acquired Funds have limited opportunities for future growth. Further, the Board considered the investment objectives, restrictions and policies of the Funds and noted that, although there are minor differences in the investment objectives and strategies of the Funds, the investment objectives, restrictions and policies of the Acquired Funds are not materially different than those of the Acquiring Funds.

The Board noted favorably that CRMC has agreed to pay all fees and expenses directly associated with the Reorganizations (estimated to be no greater than $100,000), including proxy solicitation costs, but excluding transaction costs and expenses and dealer markups related to the disposition and acquisition of Fund assets in connection with the Reorganizations, which, as is common practice for mutual fund reorganizations, will be borne by the applicable Funds and, in turn, by shareholders. The Board acknowledged and took note of CRMC’s position that, because most of the holdings of the Acquired Funds are permitted investments for the Acquiring Fund, it is not anticipated that there will be material repositioning of the Funds in connection with the proposed Reorganizations. Accordingly, any associated costs are expected to be minimal.

The Board also noted favorably that the Reorganizations are intended to be structured as “reorganizations” for federal income tax purposes for the Funds and their shareholders. Additionally, the Board noted that each Acquiring Fund would succeed to the tax attributes, including capital loss carryovers, of its Acquired Fund, and, although certain limitations may apply, it is generally not expected that significant capital loss carryovers will be forfeited as a result of any Reorganization.

IN LIGHT OF THE CONSIDERATIONS SET FORTH ABOVE, THE BOARD, INCLUDING ITS INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF EACH ACQUIRED FUND APPROVE THE PLAN AND THE RESULTING REORGANIZATION OF THEIR FUND(S).

D. Federal Income Tax Consequences

The following is a general summary of some of the important U.S. federal income tax consequences of the Reorganizations and is based upon the current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), existing U.S. Treasury Regulations thereunder, current administrative rulings of the Internal Revenue Service (the “IRS”) and published judicial decisions, all of which are subject to change, possibly with retroactive effect. These considerations are general in nature and individual shareholders should consult their own tax advisors as to the federal, state, local, foreign and other tax considerations applicable to them and their individual circumstances. These same considerations generally do not apply to shareholders who hold their shares in a tax-advantaged account, such as an individual retirement account (IRA) or qualified retirement plan.

Qualification as “reorganizations.” Each Reorganization is intended to qualify for federal income tax purposes as a “reorganization” pursuant to Section 368(a) of the Code. As a condition to the closing of each Reorganization, the applicable Acquired Fund and the applicable Acquiring Fund will receive a legal opinion from Morgan, Lewis & Bockius LLP substantially to the effect that, based upon certain facts, assumptions and representations and upon certifications made by the [Series], on behalf of each Acquired Fund, and each Acquired Fund, and their respective authorized officers, for federal income tax purposes with respect to each Reorganization:

(1)	The acquisition by the Acquiring Fund of all of the assets of the Acquired Fund, as provided for in the Agreement, solely in exchange for the Acquiring Fund Shares (including fractional shares, if any) and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, followed by the distribution by the Acquired Fund to its shareholders of the Acquiring Fund Shares (including fractional shares to which they may be entitled, if any) in complete liquidation of the Acquired Fund, will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code, and the Acquired Fund and the Acquiring Fund each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code.
(2)	No gain or loss will be recognized by the Acquired Fund upon the transfer of all of its assets to, and the assumption of all of its liabilities by the Acquiring Fund in exchange solely for the Acquiring Fund Shares pursuant to Section 361(a) and Section 357(a) of the Code, except for (A) gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code, (B) gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized (i) as a result of the closing of the Acquired Fund’s taxable year or (ii) upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code.

(3)	No gain or loss will be recognized by the Acquiring Fund upon the receipt by it of all of the assets of the Acquired Fund in exchange solely for the assumption of the liabilities of the Acquired Fund and issuance of the Acquiring Fund Shares pursuant to Section 1032(a) of the Code.
(4)	No gain or loss will be recognized by the Acquired Fund upon the distribution of the Acquiring Fund Shares by the Acquired Fund to shareholders of the Acquired Fund in complete liquidation (in pursuance of the Agreement) of the Acquired Fund pursuant to Section 361(c)(1) of the Code.
(5)	The tax basis of the assets of the Acquired Fund received by the Acquiring Fund will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the transfer of such assets, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Acquired Fund on the transfer pursuant to Section 362(b) of the Code.
(6)	The holding periods of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the periods during which such assets were held by the Acquired Fund pursuant to Section 1223(2) of the Code, other than assets with respect to which gain or loss is required to be recognized and except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset.
(7)	No gain or loss will be recognized by the shareholders of the Acquired Fund upon the exchange of all of their Acquired Fund Shares solely for the Acquiring Fund Shares (including fractional shares to which they may be entitled) pursuant to Section 354(a) of the Code.
(8)	The aggregate tax basis of the Acquiring Fund Shares received by a shareholder of the Acquired Fund (including fractional shares to which they may be entitled) will be the same as the aggregate tax basis of such Acquired Fund Shares exchanged therefor pursuant to Section 358(a)(1) of the Code.
(9)	The holding period of the Acquiring Fund Shares received by a shareholder of the Acquired Fund (including fractional shares to which they may be entitled) will include the holding period of the Acquired Fund Shares exchanged therefor, provided that the shareholder held such Acquired Fund Shares as a capital asset on the date of the exchange pursuant to Section 1223(1) of the Code.

The opinion will be conditioned upon, among other things, certain factual certifications made by each Acquired Fund and the Acquiring Fund and will also be based on customary assumptions.

It is possible that the IRS could disagree with the opinion of legal counsel. Opinions of counsel are also not binding upon the IRS or the courts. If a Reorganization is consummated but the IRS or the courts were to determine that such Reorganization did not qualify as a “reorganization” under the Code, and, in effect, was a taxable exchange, such Acquired Fund would recognize gain or loss on the transfer of its respective assets to the applicable Acquiring Fund, and each shareholder of such Acquired Fund that held shares in a taxable account would recognize a taxable gain or loss equal to the difference between its tax basis in its Acquired Fund shares and the fair market value of the shares of the applicable Acquiring Fund it received.

Final distributions. Prior to the closing of the Reorganizations, each Acquired Fund will, and the Acquiring Fund may, declare one or more dividends and/or other distributions to shareholders that, together with all previous such dividends and distributions (and deemed dividends and distributions), will have the effect of distributing to shareholders (i) all of its investment company taxable income (computed without regard to any deduction for dividends paid) for taxable years ending on or prior to the Closing Date, as well as (ii) all of its net capital gains, if any, recognized in taxable years ending on or prior to the Closing Date (after reduction for any capital losses carried over, or otherwise deferred, and used to offset capital gains in those taxable years). These distributions may be taxable to shareholders. [As of [DATE] the Acquired Funds would not need to distribute any capital gains].

Repositioning of an Acquired Fund’s Portfolio Assets. Because most of the holdings of the Acquired Funds are permitted investments for the Acquiring Fund, it is not anticipated that there will be any material repositioning of the

Funds’ portfolios in connection with the proposed Reorganizations. Accordingly, any associated costs are expected to be minimal.

General Limitations on Capital Losses. An Acquiring Fund’s ability to carry forward and use pre-Reorganization capital losses of either the Acquiring Fund or an Acquired Fund may be limited.

In the Reorganizations, each Acquiring Fund will succeed to the tax attributes, including capital loss carryovers, of its corresponding Acquired Fund. The capital loss carryovers of each Fund will be available to offset future gains recognized by the combined, post-Reorganization Acquiring Fund, but subject to the limitations under the Code described below. Where these limitations apply, all or a portion of a Fund’s capital loss carryovers may become temporarily or permanently unavailable, the effect of which may be to temporarily or permanently increase the taxable gains recognized by the combined, post-Reorganization Acquiring Fund and its shareholders after the Closing Date. [At [DATE], CAPCB, CAPCM and CAPSTM had aggregate capital loss carryovers of approximately $X,XXX,XXX, $X,XXX,XXX and $X,XXX,XXX, respectively].

In the taxable year of the Acquiring Fund in which the Reorganizations occur, the Acquiring Fund will be able to use carryforwards of the Acquired Funds’ capital losses (including from the Acquired Funds’ short taxable years ending on the Closing Date), subject to the limitations described in the following paragraphs, to offset only a prorated portion of the Acquiring Fund’s capital gains for such taxable year, based on the number of days remaining in such taxable year after the Closing Date.

Capital losses of the Funds may be carried forward indefinitely to offset future capital gains. A Fund’s capital loss carryovers are subject to an annual limitation if that Fund undergoes a more than 50% change in ownership. [The Reorganizations will be treated as resulting in a more than 50% “change of ownership” of each of the Acquired Funds]. Accordingly, the Acquiring Fund’s ability to use the capital loss carryovers of each Acquired Fund, increased by any current year loss or decreased by any current year gain, and potentially increased by any net unrealized depreciation in the value of the Acquired Fund’s portfolio investments (collectively, its “aggregate capital loss carryovers”), is expected to become subject to an annual limitation. This limitation may be prorated in the taxable year of the Acquiring Fund that includes the Closing Date based on the number of days remaining after the Closing Date in such taxable year. Additionally, if, as to each Reorganization, any Fund has a net unrealized built-in gain at the time of the Closing Date, for five years after the Closing Date, such built-in gains, when realized, may not be offset by the losses (including any capital loss carryovers and “built-in losses”) of the other Fund.

The limitations on use of an Acquired Fund’s aggregate capital loss carryovers may result in a delay in the ability of the combined, post-Reorganization Acquiring Fund to utilize such carryovers, depending on the circumstances at the time of the closing of the Reorganizations. This delay might be viewed as reducing the available tax benefits for the shareholders of the Acquired Funds, although such capital loss carryovers are a tax benefit only to the extent such losses offset future capital gains. In addition, the aggregate capital loss carryovers of the Acquiring Fund, if any, resulting from the realization of its unrealized depreciation in value of investments will, subject to certain limitations, be available to the shareholders of the combined, post-Reorganization Acquiring Fund after the Closing Date of the Reorganizations.

This discussion relates only to the federal income tax consequences of the Reorganizations and does not take into account the particular facts and circumstances applicable to any individual shareholder. Accordingly, you should consult your own tax advisor regarding the effect, if any, of the Reorganizations in light of your particular circumstance, as well as the consequences of the Reorganizations to you under applicable state, local, foreign and other tax laws.

ADDITIONAL INFORMATION ABOUT THE FUNDS

A. Information Incorporated by Reference

Additional information about the Acquiring Funds are included in each Acquiring Fund Prospectus (a copy of which accompanies this Combined Proxy Statement/Prospectus), the Acquiring Funds’ SAIs, the annual reports to shareholders of the Acquiring Funds for the fiscal years ended {DATES], and the semiannual reports to shareholders of the Acquiring Funds for the six-month periods ended [DATE].

Additional information about the Acquired Funds is included in the Acquired Fund Prospectuses, the Series SAI, the annual report to shareholders of the Series for the fiscal year ended [DATE(S)], and the semiannual report to shareholders of the Series for the six-month period ended [DATE(S)].

Additional information about the Acquiring Fund and each Acquired Fund is included in the Reorganization SAI.

Each of these documents has been filed with the SEC and is incorporated by reference herein. Copies of these documents, as well as the statement of additional information related to this Combined Proxy Statement/Prospectus, are available upon request and without charge by writing to the secretary of the applicable Fund at 333 South Hope Street, 55th Floor, Los Angeles, California 90071 or by calling AFS, toll free, at (800) 421-4225. Each of these documents (other than the statement of additional information relating to this Combined Proxy Statement/Prospectus) may also be obtained free of charge by visiting the Capital Group website at www.capitalgroup.com. A copy of the Acquiring Fund’s prospectus is also enclosed with this Combined Proxy Statement/Prospectus.

The Series and the Acquiring Funds are subject to the informational reporting requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith file reports and other information, including charter documents, proxy materials and information statements, with the SEC. Copies of each of the documents incorporated by reference herein, along with the reports and other information filed by the Acquired Funds and the Acquiring Funds, are available on the EDGAR database on the SEC’s website at www.sec.gov, or after payment of a duplicating fee, via email request to publicinfo@sec.gov.

B. Distribution and Shareholder Servicing Arrangements

CRMC is the investment adviser to each of the Funds, and all of the Funds employ affiliates of CRMC for certain services including, transfer agency and shareholder servicing functions. American Funds Distributors, Inc. serves as the principal underwriter of each Fund’s shares. As transfer agent for each of the Funds, American Funds Service Company (“AFS”) provides shareholder services to shareholders of all of the Funds. In the case of certain shareholder accounts, third parties who may be unaffiliated with the investment adviser provide transfer agency and shareholder services in the place of AFS. These services are rendered under agreements with AFS, or its affiliates, and the third parties may receive compensation in accordance with the terms of such agreements. The distribution and shareholder servicing arrangements for Class M of the Acquired Funds are substantially similar to those for Class F-3 of the corresponding Acquiring Funds. Accordingly, if the Reorganizations are effected, shareholders of the Acquired Funds will receive the same shareholder services provided to the Acquiring Fund shareholders and their advisers. Shareholders of the Acquired Funds will also benefit from administrative services provided by CRMC.

C. Purchase, Redemption and Exchange Policies

Please see “Purchase and sale of fund shares,” “Purchase, exchange and sale of shares” and “How to sell shares” in the Fund Prospectuses for information regarding the procedures for purchasing, redeeming and exchanging shares of the Funds, including information regarding the potential consequences of frequent trading in Fund shares. For additional information, please also see “Purchase and exchange of shares” and “Selling shares” in the Fund SAIs.

D. Valuation Policies and Procedures

The Funds have all adopted the same pricing procedures. The net asset value of each share class of a Fund is the value of a single share of that class. Each Fund calculates the net asset value each day the NYSE is open for trading as of the normal close of regular trading, which is usually 4:00 p.m. New York Time. Assets are valued primarily on the basis of market quotations. However, each Fund has adopted procedures for making fair value determinations if market quotations are not readily available or are not considered reliable.

Please see “Purchase, exchange and sale of shares – Valuing shares” in the Fund Prospectuses for additional information regarding each Fund’s pricing procedures. For additional information, please also see “Price of shares” in the Fund SAIs.

E. Dividend and Distribution Policies; Taxation of Distributions

Each Acquired Fund declares monthly dividends from net investment income and distributes the accrued dividends, which may fluctuate, to shareholders each month. Each of the Acquiring Funds declares daily dividends from net investment income and distributes the accrued dividends, which may fluctuate, to shareholders each month. Generally, dividends begin accruing on the day payment for shares is received by the Fund or by AFS, as transfer agent, on its behalf. Capital gains, if any, are usually distributed in December for the Acquired Funds or, in the case of the Acquiring

Funds, in either November or December, or December and June. When a dividend or capital gain is distributed, the net asset value per share is reduced by the amount of the payment. Shareholders may elect to reinvest dividends and/or capital gain distributions to purchase additional shares of the Acquired Fund or other American Funds, or may elect to receive such dividends and/or distributions in cash.

Fund distributions of interest on municipal bonds are generally not subject to federal income tax. However, the municipal bond funds may distribute taxable dividends, including distributions of short-term capital gains, which are subject to federal taxation as ordinary income. Each Fund’s distributions of net long-term capital gains are taxable as long-term capital gains for federal income tax purposes.

Please see “Tax information” and “Distributions and taxes” in the Fund Prospectuses for additional information regarding the dividend and distribution policies of the Funds and related tax implications. For additional information, please also see “Taxes and distributions” in the Fund SAIs.

F. Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

G. Financial Highlights for each Acquiring Fund

The financial highlights of each Acquiring Fund are provided on the following pages. The financial highlights tables are intended to help you understand each Acquiring Fund’s results for the past five fiscal years and for the six-month period ended [DATE]. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in an Acquiring Fund (assuming reinvestment of all dividends and capital gain distributions). The information in the financial highlights table for each period presented (except for the six months ended [DATE]) has been audited by [Audit Firm], whose current report, along with each Acquiring Fund’s financial statements, are included in the statement of additional information for the applicable Acquiring Fund, which is available upon request. The information for the six-month period presented has been derived from each Acquiring Fund’s unaudited financial statements and includes all adjustments that management considers necessary for a fair presentation of such information for the period presented.

BFA

		(Loss) income from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before waivers/ reimbursements[4]	Ratio of expenses to average net assets after waivers/ reimbursements[3,4]		Ratio of net income to average net assets[3]
Class F-3:
12/31/2021	13.79	.23	(.31)	(.08)	(.24)	(.08)	(.32)	13.39	(.60)	7,934.20		.20		1.72
12/31/2020	13.09	.27	1.18	1.45	(.31)	(.44)	(.75)	13.79	11.10	4,465.21		.21		1.90
12/31/2019	12.57	.36	.69	1.05	(.35)	(.18)	(.53)	13.09	8.40	2,212.25		.24		2.70
12/31/2018	12.89	.34	(.32)	.02	(.34)	—	(.34)	12.57	.21	1,483.27		.27		2.70
12/31/2017[5,8]	12.74	.27	.14	.41	(.26)	—	(.26)	12.89	3.25 [6]	2,061.26	[7]	.26	[7]	2.29	[7]

	Year ended December 31,
Portfolio turnover rate for all share classes[9]	2021	2020	2019	2018	2017
Excluding mortgage dollar roll transactions	74%	113%	127%	121%	170%
Including mortgage dollar roll transactions	368%	535%	286%	356%	379%

1 Based on average shares outstanding.

2 Total returns exclude any applicable sales charges, including contingent deferred sales charges.

3 This column reflects the impact, if any, of certain waivers/reimbursements from American Funds Service Company and/or Capital Research and Management Company. During one of the periods shown, American Funds Service Company waived a portion of transfer agent services fees for Class F-3 shares.

4 Ratios do not include expenses of any Central Funds. The fund indirectly bears its proportionate share of the expenses of any Central Funds.

5 Based on operations for a period that is less than a full year.

6 Not annualized.

7 Annualized.

8 Class F-3 shares began investment operations on January 27, 2017.

9 Rates do not include the fund’s portfolio activity with respect to any Central Funds.

LTEX

Financial highlights

Limited Term Tax-Exempt Bond Fund of America

		(Loss) income from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]		Net assets, end of period (in millions)	Ratio of expenses to average net assets		Ratio of net income to average net assets
Class F-3:
1/31/2022[3,4]	16.22	.09	(.45)	(.36)	(.09)	(.08)	(.17)	15.69	(2.27)[5]		966	.23	[6]	1.06	[6]
7/31/2021	16.23	.21	.08	.29	(.21)	(.09)	(.30)	16.22	1.84		1,042	.24		1.27
7/31/2020	15.93	.30	.36	.66	(.31)	(.05)	(.36)	16.23	4.23		422	.26		1.91
7/31/2019	15.52	.36	.41	.77	(.36)	—	(.36)	15.93	5.02		308	.30		2.29
7/31/2018	15.77	.36	(.25)	.11	(.36)	—	(.36)	15.52	.70		187	.30		2.29
7/31/2017[3,7]	15.59	.19	.18	.37	(.19)	—	(.19)	15.77	2.37	[5]	112	.30	[6]	2.36	[6]

	Six months ended January 31,	Year ended July 31,
	2022[3,4,5]	2021	2020	2019	2018	2017
Portfolio turnover rate for all share classes	23%	43%	56%	42%	28%	27%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	Based on operations for a period that is less than a full year.
[4]	Unaudited.
[5]	Not annualized.
[6]	Annualized.
[7]	Class F-3 shares began investment operations on January 27, 2017.

STEX

Financial highlights

American Funds Short-Term Tax-Exempt Bond Fund

		(Loss) income from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]		Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimburse- ments		Ratio of expenses to average net assets after reimburse- ments[3]		Ratio of net income to average net assets[3]
Class F-3:
1/31/2022[4,5]	$10.33	$.03	$(.20)	$(.17)	$(.03)	$(.02)	$(.05)	$10.11	(1.62)%[6]		$122	.38%[7]		.38%[7]		.58%[7]
7/31/2021	10.37	.09	(.01)	.08	(.09)	(.03)	(.12)	10.33	.75		107	.39		.38		.86
7/31/2020	10.19	.15	.18	.33	(.15)	—	(.15)	10.37	3.25		74	.40		.39		1.44
7/31/2019	10.04	.17	.15	.32	(.17)	—	(.17)	10.19	3.23		52	.44		.44		1.71
7/31/2018	10.15	.15	(.11)	.04	(.15)	—	(.15)	10.04	.38		45	.44		.44		1.45
7/31/2017[4,8]	10.07	.07	.08	.15	(.07)	—	(.07)	10.15	1.49	[6]	77	.47	[7]	.47	[7]	1.35	[7]

	Six months ended January 31,	Year ended July 31,
	2022[4,5,6]	2021	2020	2019	2018	2017
Portfolio turnover rate for all share classes	24%	49%	65%	50%	34%	26%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact, if any, of certain reimbursements from CRMC. During some of the periods shown, CRMC reimbursed a portion of miscellaneous fees and expenses.
[4]	Based on operations for a period that is less than a full year.
[5]	Unaudited.
[6]	Not annualized.
[7]	Annualized.
[8]	Class F-3 shares began investment operations on January 27, 2017.

CAPITALIZATION

Only shareholders of record at the close of business on [July 25, 2022] will be entitled to receive notice of, and to vote at, the Special Meeting.

The following table shows (1) the unaudited capitalization of each Acquired Fund and each Acquiring Fund as of [July 25, 2022] and (2) the unaudited pro forma combined capitalization of the Acquiring Fund as of that date, giving effect to the proposed acquisition of Acquired Fund assets in connection with the Reorganizations at net asset value. The pro forma net asset values per share assume the issuance of shares of the applicable Acquiring Fund, which would have occurred at [July 25, 2022] in connection with the proposed Reorganizations. The pro forma capitalization information is for informational purposes only. No assurance can be given as to how many shares of the applicable Acquiring Fund will be issued and received by shareholders of the Acquired Funds on the Closing Date, and the information should not be relied upon to reflect the number of shares of the applicable Acquiring Fund that will actually be issued and received.

Total Shares Outstanding (as of July 25, 2022)

Fund	Capitalization

Capital Group Private Client Services Funds (Aggregate)	XX
Capital Group Core Municipal Fund	XX
Capital Group Short-Term Municipal Fund	XX
Capital Group Core Bond Fund	XX
The Bond Fund of America	XX
Limited Term Tax-Exempt Bond Fund of America	XX
American Funds Short-Term Tax-Exempt Bond Fund	XX

FURTHER INFORMATION ABOUT VOTING AND THE MEETING

General. This Combined Proxy Statement/Prospectus is being furnished in connection with the proposed Reorganizations and the solicitation of proxies by the Board of the Series, for and on behalf of each Acquired Fund, for use at the Special Meeting. This Combined Proxy Statement/Prospectus, along with a Notice of Special Meeting of Shareholders and a proxy card, is first being mailed to shareholders of the Acquired Funds on or about [August XX, 2022].

Record Date. Only shareholders of record of an Acquired Fund at the close of business on [July 25, 2022] (the “Record Date”) will be entitled to notice of, and to vote at, the Special Meeting for that Acquired Fund, and any adjournments or postponements thereof. As of the Record Date, CAPCB had XXXXXX shares outstanding, CAPCM had XXXXXX shares outstanding, and CAPSTM had XXXXXX shares outstanding.

Solicitation Of Proxies. Proxies are being solicited primarily by mail. However, additional solicitations may be made by telephone, email or other personal contact by proxy soliciting firms retained by the Funds or by officers or employees of CRMC and its affiliates, who will not be paid for such services. Computershare (“Proxy Solicitor”), a professional proxy solicitor firm, has been retained to assist in the solicitation of proxy cards primarily by contacting shareholders by mail and, if necessary, by telephone and facsimile. [Proxy Solicitor], among other things, will be: (i) required to maintain the confidentiality of all shareholder information; (ii) prohibited from selling or otherwise disclosing to any third party shareholder information; and (iii) required to comply with applicable state telemarketing and privacy laws. The cost of retaining such proxy solicitor is estimated to be between $XXX and $XXX. The cost of retaining such proxy solicitor will be deemed an expense relating directly to the Reorganizations, which will be paid by CRMC.

As the date of the Special Meeting approaches, shareholders of each Acquired Fund may receive a call from a representative of CRMC, an affiliate of CRMC or Computershare (each a “Solicitor”) if the Acquired Fund has not yet received their votes. Authorization to permit a Solicitor to execute proxies may be obtained by telephonic or electronically-transmitted instructions from shareholders. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. CRMC, as investment adviser to the Acquired Funds, believes that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined. In all cases where a telephonic proxy is solicited, a Solicitor is required to obtain information from the shareholder to verify his or her identity and authority to vote the shares (if the person giving the proxy is authorized to act on behalf of an entity, such as a corporation), and to confirm that the shareholder has received this Combined Proxy Statement/Prospectus in the mail.

If the shareholder information solicited agrees with the information provided to the Solicitor by an Acquired Fund, the Solicitor has the responsibility to explain the process, read the proposals listed on the proxy card, and ask for the shareholder’s instructions on each proposal. The Solicitor, although permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Combined Proxy Statement/Prospectus. The Solicitor will record the shareholder’s instructions on the card. Within 72 hours, the Solicitor will send the shareholder a letter to confirm the shareholder’s vote and asking the shareholder to call a Solicitor immediately if the shareholder’s instructions are not correctly reflected in the confirmation.

Quorum. With respect to each Reorganization, holders of one-third of the outstanding shares of each Fund, present in person or represented by proxy, constitute a quorum at the applicable Shareholder Meeting for purposes of acting upon the Proposal with respect to that Fund. Proxies returned with respect to shares over which broker-dealers have discretionary voting power, shares that represent “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), and shares whose proxy instructions reflect an abstention will all be counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.

Vote Required and Method of Tabulation. With respect to each Reorganization, if a quorum is present at the Special Meeting, approval of the Plan will require the affirmative vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of such fund. Under the 1940 Act, the vote of a “majority of the outstanding voting securities” of a fund means the affirmative vote of the lesser of (a) 67% or more of the voting securities present or represented by proxy at the Shareholder Meeting if the holders of more than 50% of the outstanding voting securities of the fund are present in person or represented by proxy at the Shareholder Meeting or (b) more than 50% of the outstanding voting securities of the fund. Shareholders of each of the Acquired Funds will vote separately on the Proposal.

Abstentions and broker non-votes will be treated as votes present at the Shareholder Meetings, but will not be treated as votes cast. Abstentions and broker non-votes, therefore, will have the effect of a vote “AGAINST” the Proposal. Proxy cards that are signed and dated, but not completed, will be voted “FOR” the Proposal.

Adjournment. With respect to any Fund, whether or not a quorum is present, the Shareholder Meeting may be adjourned by a majority of the votes properly cast upon the question of adjourning the Shareholder Meeting to another date and time. With respect to each Fund, whether or not a quorum is present, the Shareholder Meeting may also be adjourned to another date and time by, or upon the authority of, the Chairman of the Board or the Trustees of such Fund. Any adjournment may be made with respect to any business which might have been transacted at such Shareholder Meeting, and any adjournment will not delay or otherwise affect the effectiveness and validity of any business transacted at the Shareholder Meeting prior to adjournment. Unless otherwise instructed by a shareholder granting a proxy, the persons designated as proxies may use their discretionary authority to vote as instructed by management of the Fund on questions of adjournment and on any other proposals raised at the Shareholder Meeting to the extent permitted by federal proxy rules, including proposals for which management of the Fund did not have timely notice.

Shareholder Proposals. The Funds are not required and do not intend to hold regular annual meetings of shareholders. A shareholder who wishes to submit a proposal for consideration for inclusion in a Fund’s proxy statement for its next meeting of shareholders should send a written proposal to the office of the applicable Fund at 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary, so that it is received within a reasonable time in advance of such meeting in order to be included in the Fund’s proxy statement and proxy card relating to that meeting and presented at the meeting. A shareholder proposal may be presented at a meeting of shareholders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal proxy rules, state law and other governing instruments. Submission of a proposal by a shareholder does not guarantee that the proposal will be included in a Fund’s proxy statement or presented at the meeting.

Revoking Your Proxy. Your latest vote is the one that counts. Therefore, you can revoke a prior proxy by voting again — by telephone, via the Internet, or by completing, signing, dating, and returning your proxy card. You can also revoke a prior proxy by writing to the Fund’s secretary at 333 South Hope Street, Los Angeles, CA 90071 or by voting in person at the Shareholder Meeting. You may revoke your proxy at any time up until voting results are announced at the Shareholder Meeting.

Other Business. No business other than the matters described above is expected to come before the Shareholder Meetings, but should any other matter requiring a vote of any Fund’s shareholders arise, including any questions as to an adjournment of a Shareholder Meeting, the persons designated as proxies named on the enclosed proxy card will vote on such matters in accordance with the views of management.

Outstanding Shares and Interests of Certain Persons. Only shareholders of record of the Acquired Funds at the close of business on the Record Date are entitled to receive notice of, and to vote at, the Special Meeting and at any postponements or adjournments thereof. As of the Record Date, the outstanding shares and classes of the Acquired Funds were as follows:

Principal Beneficial Holders (as of July 25, 2022)

The following tables identify those investors who own of record, or are known by the Series to own beneficially, 5% or more of CAPCB, CAPCM or CAPSTM, as applicable, as of the Record Date. Unless otherwise indicated, the ownership percentages below represent ownership of record rather than beneficial ownership.

		CAPCB	CAPCM	CAPSTM
Name and Address	Class	As % of Shares Shares Held Outstanding	As % of Shares Shares Held Outstanding	As % of Shares Shares Held Outstanding

[As of the Record Date, the officers and trustees of the Series, as a group, owned beneficially or of record less than 1% of the outstanding shares of the Series.]

APPENDIX A

FORM OF AGREEMENT AND PLAN OF Reorganization and liquidation

This AGREEMENT AND PLAN OF Reorganization and liquidation (this “Agreement”) is dated this [•] day of [•], 2022, by and between [The Bond Fund of America] (the “Acquiring Fund”), a Delaware statutory trust, and Capital Group Private Client Services Funds, a Delaware statutory trust (the “Fund”), on behalf of its series fund, [Capital Group Core Bond Fund] (the “Acquired Fund” ), and, solely for purposes of Section 11.2 hereof, Capital Research and Management Company (“CRMC”).

W I T N E S S E T H:

WHEREAS, the Acquiring Fund is an open-end, management investment company registered pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Acquired Fund is a series of an open-end, management investment company registered pursuant to the 1940 Act;

WHEREAS, each of the parties hereto desires to provide for (1) the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund to the Acquiring Fund in exchange solely for shares of beneficial interest of the Acquiring Fund (the “Acquiring Fund Shares”) of the class corresponding to the class of outstanding shares of beneficial interest of the Acquired Fund (the “Acquired Fund Shares”), (2) the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and (3) the pro rata distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund and the termination of the Acquired Fund as a series of the Fund, as provided herein (the “Reorganization”), all upon the terms and conditions hereinafter set forth;

WHEREAS, the Board of Trustees of the Acquiring Fund has determined that the Reorganization is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization; and

WHEREAS, the Board of Trustees of the Fund has determined, with respect to the Acquired Fund, that the Reorganization is in the best interests of the Acquired Fund and that the interests of existing shareholders of the Acquired Fund will not be diluted as a result of the Reorganization.

NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth, each of the parties hereto covenants and agrees as follows:

1.	REORGANIZATION

1.1               Subject to the requisite approvals and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Fund, on behalf of the Acquired Fund, agrees to sell, assign, convey, transfer and deliver all of its property and assets, as set forth in Section 1.2, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor (a) to deliver to the Acquired Fund the number, determined in accordance with Section 2.3, of full and fractional Acquiring Fund Shares of the class corresponding to the class of Acquired Fund Shares as of the time and date set forth in Section 3.1, determined by dividing the value of the Acquired Fund’s net assets (computed in the manner and as of the time and date set forth in Section 2.1) by the net asset value of one share of the corresponding class of Acquiring Fund Shares (computed in the manner and as of the time and date set forth in Section 2.2); and (b) to assume all liabilities of the Acquired Fund, as set forth in Section 1.3. Such transactions shall take place on the date of the closing provided for in Section 3.1 (the “Closing Date”). For purposes of this Agreement, Class M shares of the Acquired Fund correspond to Class F-3 shares of the Acquiring Fund, and the terms “Acquired Fund Shares” and “Acquiring Fund Shares” shall be read to refer to the Class M shares of the Acquired Fund and the Class F-3 shares of the Acquiring Fund, respectively.

1.2               The property and assets of the Fund attributable to the Acquired Fund to be sold, assigned, conveyed, transferred and delivered to the Acquiring Fund shall consist of all assets and property, including, without limitation, all rights, cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Valuation Date, as defined in Section 2.1 (collectively, “Assets”). The Acquired Fund will sell, assign, convey, transfer and deliver to the Acquiring Fund any rights, stock dividends, or other securities received by the Acquired Fund after the Closing Date as stock dividends or other distributions on or with respect to the property and assets transferred, which rights, stock dividends, and other securities shall be deemed included in the property and assets transferred to the Acquiring Fund at the Closing Date and shall not be separately valued, in which case any such distribution that remains unpaid as of the Closing Date shall be included in the determination of the value of the assets of the Acquired Fund acquired by the Acquiring Fund.

1.3               The Acquired Fund will make reasonable efforts to discharge all of its known liabilities and obligations prior to the Valuation Date. The Acquiring Fund shall assume all of the liabilities and obligations of the Acquired Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date, except for (a) the obligations of the Acquired Fund under this Agreement and (b) all expenses borne by any person or entity other than the Acquired Fund pursuant to Section [11.2] (collectively, “Liabilities”). On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare one or more dividends and/or other distributions, payable prior to the Closing (as defined in Section 3.1 below), which, together with all previous such dividends and distributions, shall have the effect of distributing to its shareholders all or substantially all of its investment company taxable income as defined in Section 852(b) of the Internal Revenue Code of 1986, as amended (the “Code”), for taxable years ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess, if any, of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods or years ending on or before the Closing Date, plus all of its net capital gain, if any, realized in taxable years ending on or prior to the Closing Date (after reduction for any capital loss carryover).

1.4               Immediately following the actions contemplated by Section 1.1, the Fund shall take such actions necessary to complete the liquidation of the Acquired Fund. To complete the liquidation, the Fund, on behalf of the Acquired Fund, shall (a) distribute to its shareholders of record as of the Closing Date (the “Acquired Fund Shareholders”), on a pro rata basis, the Acquiring Fund Shares received by the Fund, on behalf of the Acquired Fund, pursuant to Section 1.1 and (b) completely liquidate. Such liquidation shall be accomplished, with respect to the Acquired Fund Shares, by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Acquiring Fund Shares to be so credited to each Acquired Fund Shareholder shall be equal to the aggregate net asset value of the Acquired Fund Shares owned by that Acquired Fund Shareholder on the Closing Date. All issued and outstanding Acquired Fund Shares will be canceled on the books of the Acquired Fund. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such exchange. In addition, the Fund will terminate the Acquired Fund as a series of the Fund in accordance with applicable Delaware law.

1.5               Ownership of Acquiring Fund Shares will be shown on the books of American Funds Service Company (“AFS”), in its capacity as transfer agent for the Acquiring Fund, for the credit of the respective accounts of the Acquired Fund Shareholders.

1.6               Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns for taxable years ending on or prior to the Closing Date or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and, for taxable years ending on or prior to the Closing Date, any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Fund on behalf of the Acquired Fund.

1.7               The consummation of the transaction provided for in this Agreement with respect to the Acquired Fund is not contingent upon the consummation of the reorganization transaction of any other series of the Fund.

2.	VALUATION

2.1       The value of the Assets of the Acquired Fund, and the value of all liabilities and obligations of the Acquired Fund that can be determined, shall be determined as of the close of business of the New York Stock Exchange (the “NYSE”), usually 4:00 p.m. New York time, and after the declaration of any dividends by the Acquired Fund, on the Closing Date (such time and date, the “Valuation Date”), computed using the valuation procedures which the Acquiring Fund would use in determining the fair market value of its assets and liabilities.

2.2       The net asset value per share of the Acquiring Fund Shares shall be determined on the Valuation Date, using the valuation procedures established by the Board of Trustees of the Acquiring Fund.

2.3       The number of Acquiring Fund Shares to be issued in exchange for the Assets shall be determined with respect to the Acquired Fund by dividing the value of the net assets with respect to the Acquired Fund Shares, determined as set forth in Section 2.1, by the net asset value of the corresponding class of the Acquiring Fund Shares, determined as set forth in Section 2.2.

3.	CLOSING AND CLOSING DATE

3.1       The Closing Date shall be [•], or such other date as the parties may agree. All acts taking place at the closing of the transactions provided for in this Agreement (the “Closing”) shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise agreed to by the parties. The Closing shall be held at the offices of Capital Research and Management Company, 333 South Hope Street, Los Angeles, California 90071, or at such other place as the parties may agree.

3.2       The Fund shall direct State Street Bank and Trust Company, as custodian for the Acquired Fund (the “Acquired Fund Custodian”), to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that (a) the Assets of the Acquired Fund have been delivered in proper form to the Acquiring Fund on the Closing Date and (b) all necessary taxes in connection with the delivery of the Assets of the Acquired Fund, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment thereof has been made. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the Acquired Fund Custodian to JPMorgan Chase Bank, N.A., as the custodian for the Acquiring Fund (the “Acquiring Fund Custodian”). Such presentation shall be made for examination no later than five business days preceding the Closing Date, and such certificates and other written instruments shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Fund Custodian shall deliver to the Acquiring Fund Custodian as of the Closing Date by book entry, in accordance with the customary practices of the Acquired Fund Custodian and of each securities depository, as defined in Rule 17f-4 under the 1940 Act, the Assets of the Acquired Fund deposited with such depositories. The cash to be transferred by the Acquired Fund shall be delivered to the Acquiring Fund Custodian on the Closing Date in the form of certified or bank cashier’s checks, by bank wire payable to the order of the Acquiring Fund or such other method as agreed to by the Acquiring Fund and the Acquired Fund prior to the Closing Date.

3.3       The Fund shall direct AFS, in its capacity as transfer agent for the Acquired Fund, to deliver to the Acquiring Fund on the Closing Date a certificate of an authorized officer stating that its records contain the name and address of the Acquired Fund Shareholders and the number and percentage ownership of Acquired Fund Shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall deliver to the Secretary of the Acquired Fund a confirmation evidencing that (a) the appropriate number of Acquiring Fund Shares have been credited to such Acquired Fund’s account on the books of the Acquiring Fund pursuant to Section 1.1 prior to the actions contemplated by Section 1.4 and (b) the appropriate number of Acquiring Fund Shares have been credited to the accounts of the Acquired Fund Shareholders on the books of the Acquiring Fund pursuant to Section 1.4. At the Closing, each party shall deliver to the other party such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as the other party or its counsel may reasonably request.

3.4       In the event that at the Valuation Date (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund (each an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable (in the judgment of the Board of Trustees of the Fund with respect to the Acquired Fund and the Board of Trustees of the Acquiring Fund), the Closing Date shall be postponed until the first Friday (that is also a business day) after the day when trading shall have been fully resumed and reporting shall have been restored.

3.5       If on or prior to the Closing Date any party has, pursuant to the 1940 Act or any rule, regulation or order thereunder, suspended the redemption of its shares or postponed payment therefor, the Closing Date shall be postponed until the first business day after the date when all parties have ceased such suspension or postponement; provided, however, that if such suspension shall continue for a period of 60 days beyond the Closing Date, then the Fund (in the case of a suspension by the Acquiring Fund) or the Acquiring Fund (in the case of a suspension by the Acquired Fund) shall be permitted to terminate this Agreement without liability to any party for such termination.

4.	REPRESENTATIONS AND WARRANTIES OF THE ACQUIRED FUND

The Fund, on behalf of the Acquired Fund, represents and warrants as follows:

4.1       The Acquired Fund is duly established as a series of the Fund, which is a statutory trust duly organized, existing and in good standing under the laws of the State of Delaware, with powers under its Certificate of Trust and Agreement and Declaration of Trust (collectively, the “Charter”), as amended, to own all of its assets and to carry on its business as it is being conducted as of the date hereof. The Fund is a registered investment company classified as an open-end management company, and its registration with the Commission as an investment company under the 1940 Act, and the registration of the Acquired Fund Shares under the Securities Act of 1933, as amended (the “1933 Act”), are in full force and effect.

4.2       The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary trust action on the part of the Board of Trustees of the Fund, on behalf of the Acquired Fund, and by the approval of the Acquired Fund’s shareholders, as described in Section 9.1, and this Agreement constitutes a valid and binding obligation of the Fund, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

4.3       No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act and state securities laws.

4.4       The prospectus and statement of additional information of the Acquired Fund, dated [•], as amended and supplemented to date, are true, correct and complete, conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

4.5       On the Closing Date, the Fund, on behalf of the Acquired Fund, will have good and marketable title to the Assets and full right, power and authority to sell, assign, convey, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for the Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act.

4.6       The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result in, (a) a material violation of the Charter or bylaws of the Fund, as applicable, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Fund, on behalf of the Acquired Fund, is a party or by which it is bound, or (b) the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Fund, on behalf of the Acquired Fund, is a party or by which it is bound.

4.7       Except as set forth in this Agreement, the Acquired Fund is not party to any outstanding material contracts other than those contracts ordinary in the conduct of its business.

4.8       No legal, administrative or other proceeding or investigation of or before any court or governmental body is presently pending or, to the Fund’s knowledge, threatened against the Fund, with respect to the Acquired Fund or any of the Acquired Fund’s properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. the Fund, on behalf of the Acquired Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

4.9       The Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Schedule of Investments of the Acquired Fund at [•] have been audited by [Audit Firm] and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied. Such statements, and the Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Schedule of Investments of the Acquired Fund for the six months ended [•], true and correct copies of which have been furnished to the Acquiring Fund, present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent, accrued or other liabilities of each such Acquired Fund required to be reflected on a balance sheet, including the notes thereto, in accordance with GAAP as of such date that are not disclosed therein.

4.10       Since [•], there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness, other than the incurrence of indebtedness in the ordinary course of business in accordance with the Acquired Fund’s investment policies. For the purposes of this Section 4.10, a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities held by the Acquired Fund, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund Shares by shareholders of the Acquired Fund shall not constitute a material adverse change.

4.11       On the Closing Date, all federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date, including any extensions, shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of the Fund’s knowledge, no such return is currently under audit and no assessment has been proposed or asserted with respect to such returns.

4.12       For each taxable year of its operation (including the period beginning on the first day of its current taxable year and ending on the Closing Date), the Acquired Fund has met or meets the requirements of Subchapter M of the Code for qualification as a regulated investment company, has elected to be treated as such as a separate corporation under Section 851(g) of the Code, and has been or is eligible to and has computed or will compute its federal income tax under Section 852 of the Code. For each taxable year of its operation prior to the taxable year that includes the Closing Date, the Acquired Fund has distributed (or will distribute) substantially all of (a) its investment company taxable income (as defined in the Code) (computed without regard to any deduction for dividends paid), (b) the excess, if any, of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Section 265 and Section 171(a)(2) of the Code, and (c) any net capital gain (as defined in the Code) (after reduction for any capital loss carryover) that has been accrued or recognized through the Closing Date such that for all tax periods ending on or before the Closing Date, neither Acquired Fund will have any unpaid tax liability under Section 852 of the Code. The Acquired Fund has no earnings or profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it.

4.13       All issued and outstanding Acquired Fund Shares are, and on the Closing Date will be, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by the Fund, on behalf of the Acquired Fund, and will have been offered and sold in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. All of the issued and outstanding Acquired Fund Shares will, at the time of Closing, be held by the persons and in the amounts set forth in the records of AFS, on behalf of the Acquired Fund, as provided in Section 3.3 hereof. The Acquired Fund has no outstanding options, warrants or other rights to subscribe for or purchase any Acquired Fund Shares, nor is there outstanding any security convertible into Acquired Fund Shares.

4.14       The combined proxy statement and prospectus to be included in the Registration Statement (as defined in Section 6.6 below), insofar as it relates to the Acquired Fund and the Fund, will from the effective date of the Registration Statement through the date of the meeting of shareholders of the Acquired Fund contemplated therein and on the Closing Date (a) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading (provided that this representation and warranty shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein) and (b) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder. The information to be furnished by the Acquired Fund for use in registration statements and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority (“FINRA”)), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

5.	REPRESENTATIONS AND WARRANTIES OF THE ACQUIRING FUND

The Acquiring Fund represents and warrants as follows:

5.1       The Acquiring Fund is a statutory trust duly organized, existing and in good standing under the laws of the State of Delaware, with powers under its Charter, as amended, to own all of its assets and to carry on its business as it is being conducted as of the date hereof. The Acquiring Fund is a registered investment company classified as an open-end management company, and its registration with the Commission as an investment company under the 1940 Act, and the registration of the Acquiring Fund Shares under the 1933 Act, are in full force and effect.

5.2       The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary trust action on the part of the Board of Trustees of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

5.3       No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and state securities laws.

5.4       The prospectus and statement of additional information of the Acquiring Fund, dated [•], as amended and supplemented to date, are true, correct and complete, conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

5.5       The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result in, (a) a material violation of the Charter or bylaws of the Acquiring Fund, as applicable, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound, or (b) the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound.

5.6       Except as set forth in this Agreement, the Acquiring Fund is not party to any outstanding material contracts other than those contracts ordinary in the conduct of its business.

5.7       No legal, administrative or other proceeding or investigation of or before any court or governmental body is presently pending or, to the Acquiring Fund’s knowledge, threatened against the Acquiring Fund or any of the Acquiring Fund’s properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

5.8       The Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Schedule of Investments of the Acquiring Fund at [•] have been audited by [Audit Firm] and are in accordance with GAAP consistently applied. Such statements, and the Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Schedule of Investments of the Acquiring Fund for the six months ended [•], true and correct copies of which have been furnished to the Fund, on behalf of the Acquired Fund, present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent, accrued or other liabilities of the Acquiring Fund required to be reflected on a balance sheet, including the notes thereto, in accordance with GAAP as of such date that are not disclosed therein.

5.9       Since [•], there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness, other than the incurrence of indebtedness in the ordinary course of business in accordance with the Acquiring Fund’s investment policies. For the purposes of this Section 5.9, a decline in net asset value per share of Acquiring Fund Shares due to declines in market values of securities held by the Acquiring Fund, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by shareholders of the Acquiring Fund shall not constitute a material adverse change.

5.10       On the Closing Date, all federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date, including any extensions, shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of the Acquiring Fund’s knowledge, no such return is currently under audit and no assessment has been proposed or asserted with respect to such returns.

5.11       For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquiring Fund has met or meets the requirements of Subchapter M of the Code for qualification as a regulated investment company, has elected to be treated as such, and has been or is eligible to and has computed or will compute its federal income tax under Section 852 of the Code. For each taxable year of its operation prior to the taxable year that includes the Closing Date, the Acquiring Fund has distributed (or will distribute) substantially all of (a) its investment company taxable income (as defined in the Code) (computed without regard to any deduction for dividends paid), (b) the excess, if any, of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Section 265 and Section 171(a)(2) of the Code, and (c) any net capital gain (as defined in the Code) (after reduction for any capital loss carryover) that has been accrued or recognized through the Closing Date such that for all tax periods ending on or before the Closing Date, the Acquiring Fund will have no unpaid tax liability under Section 852 of the Code.

5.12       All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by the Acquiring Fund and will have been offered and sold in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares. All of the Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to this Agreement will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly authorized and validly and legally issued Acquiring Fund Shares and be fully paid and non-assessable by the Acquiring Fund.

5.13       The combined proxy statement and prospectus to be included in the Registration Statement, insofar as it relates to the Acquiring Fund and the Acquiring Fund Shares, will from the effective date of the Registration Statement through the date of the meeting of shareholders of the Acquired Fund contemplated therein and on the Closing Date (a) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading (provided that this representation and warranty shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Fund or the Acquired Fund for use therein) and (b) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder. The information to be furnished by the Acquiring Fund for use in registration statements and other documents filed or to be filed with any federal, state or local regulatory authority (including FINRA), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

5.14       The Acquiring Fund has no plan or intention (a) to sell or dispose of the Assets transferred by the Acquired Fund, except for dispositions made in the ordinary course of business or dispositions necessary to maintain its status as a regulated investment company, or (b) to acquire or redeem any of the Acquiring Fund Shares issued in the transactions contemplated by this Agreement either directly or through any transaction, agreement or arrangement with any other person, other than redemptions that the Acquiring Fund, in the ordinary course of its business as an open-end investment company, makes when its shares are presented to it for redemption pursuant to Section 22(e) of the 1940 Act.

6.	COVENANTS

The Acquiring Fund and the Fund, on behalf of the Acquired Fund, hereby covenant as follows:

6.1       The Acquired Fund and the Acquiring Fund will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

6.2       The Fund will call a special meeting of the shareholders of the Acquired Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the Reorganization and the other transactions contemplated herein. As soon as reasonably practicable after the Closing, the Fund shall (a) distribute to the Acquired Fund Shareholders, on a pro rata basis, the corresponding class of Acquiring Fund Shares received by the Fund, on behalf of the Acquired Fund, pursuant to Section 1.1, (b) cancel all Acquired Fund Shares in accordance with Delaware law, and (c) terminate the Acquired Fund as a series of the Fund as described in Section 1.4.

6.3       The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

6.4       The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund Shares.

6.5       Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

6.6       The Acquiring Fund will prepare and file a Registration Statement on Form N-14 in compliance with the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder with respect to the Reorganization (the “Registration Statement”). The Acquired Fund will provide to the Acquiring Fund such information regarding the Acquired Fund as may be reasonably necessary for the preparation of the Registration Statement.

6.7       The Acquiring Fund and the Acquired Fund will use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

6.8       The Fund, on behalf of the Acquired Fund, will execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm (a) the Acquired Fund’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Acquiring Fund’s title to and possession of all the Assets, and otherwise to carry out the intent and purpose of this Agreement.

6.9       The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

6.10       Other than in the ordinary course of business and except as may be required by the Commission, the Acquiring Fund will not change its Charter, bylaws, prospectus or statement of additional information prior to the Closing so as to restrict permitted investments for the Acquiring Fund prior to the Closing.

6.11       Subsequent to the date of approval by shareholders of the Acquired Fund of the transactions contemplated by this Agreement and prior to the Closing Date, the Acquiring Fund and the Acquired Fund will coordinate as to their respective portfolios such that, after the Closing, the Acquiring Fund will be in compliance with all of its investment policies and restrictions.

6.12       The Acquiring Fund and the Fund intend that the Reorganization will qualify as a reorganization described in Section 368(a)(1)(C) of the Code and that this Agreement constitutes a “plan of reorganization” as defined in Section 1.368-2(g) of the Treasury Regulations. Neither the Acquiring Fund nor the Acquired Fund shall take any action or cause any action to be taken (including, without limitation the filing of any return) that is inconsistent with such treatment or results in the failure of the Reorganization to qualify as a reorganization described in Section 368(a)(1)(C) of the Code, except as required by applicable law. At or before the Closing Date, the parties to this Agreement will take such reasonable action, or cause such action to be taken, as is reasonably necessary to enable Morgan, Lewis & Bockius LLP to render the tax opinion contemplated in Section 9.5 of this Agreement.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Fund, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at the election of the Fund, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

7.1       All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

7.2       The Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund on or before the Closing Date.

7.3       The Acquiring Fund shall have executed and delivered an assumption of the Liabilities and all such other agreements and instruments as the Fund, on behalf of the Acquired Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) the Fund, on behalf of the Acquired Fund, has title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Acquiring Fund’s assumption of all of the Liabilities, and otherwise to carry out the intent and purpose of this Agreement.

7.4       The Acquiring Fund shall have delivered to the Fund, for and on behalf of the Acquired Fund, a certificate executed in the name of the Acquiring Fund by the President or Vice President and the Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Fund and dated as of the Closing Date, as to the matters set forth in Sections 7.1 and 7.2 and as to such other matters as the Fund shall reasonably request.

7.5       The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with Section 1.1.

8.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at the election of the Acquiring Fund, to the performance by the Fund, on behalf of the Acquired Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

8.1       All representations and warranties of the Fund, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

8.2       The Fund, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Fund, on behalf of the Acquired Fund, on or before the Closing Date.

8.3       The Fund, on behalf of the Acquired Fund, shall have delivered to the Acquiring Fund a statement of the Assets and Liabilities, as of the Closing Date, including a schedule of investments, certified by the Treasurer of the Fund, on behalf of the Acquired Fund. The Fund shall have executed and delivered all such assignments and other instruments of transfer as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm (a) the Acquired Fund’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Acquired Fund’s title to and possession of all the Assets, and otherwise to carry out the intent and purpose of this Agreement.

8.4       The Fund, on behalf of the Acquired Fund, shall have delivered to the Acquiring Fund a certificate executed in the name of such Acquired Fund by the President or Vice President and the Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, as to the matters set forth in Sections 8.1 and 8.2 and as to such other matters as the Acquiring Fund shall reasonably request.

8.5       The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with Section 1.1.

8.6       On the Closing Date, the Acquired Fund shall have provided to the Acquiring Fund information regarding the amount of the capital loss carryover and net unrealized appreciation or depreciation, if any, with respect to the Acquired Fund.

9.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Acquiring Fund or the Fund, on behalf of the Acquired Fund, the other party to this Agreement shall be entitled, at its option, to refuse to consummate the transactions contemplated by this Agreement as to such Acquired Fund and the Acquiring Fund:

9.1       This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Charter and bylaws of the Fund, applicable state law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Fund may waive the condition set forth in this Section 9.1.

9.2       On the Closing Date, no action, suit or other proceeding shall be pending or, to the knowledge of the Acquiring Fund of the Fund, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

9.3       All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Fund and the Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or any Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

9.4       The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

9.5       With respect to the Reorganization, the parties shall have received an opinion of Morgan, Lewis & Bockius LLP, dated the Closing Date, substantially to the effect that, based upon certain facts, assumptions and representations and upon certifications made by the Fund, on behalf of the Acquired Fund, and the Acquiring Fund, and their respective authorized officers, for federal income tax purposes:

(a)       The acquisition by the Acquiring Fund of all of the assets of the Acquired Fund, as provided for in the Agreement, solely in exchange for the Acquiring Fund Shares (including fractional shares, if any) and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, followed by the distribution by the Acquired Fund to its shareholders of the Acquiring Fund Shares (including fractional shares to which they may be entitled, if any) in complete liquidation of the Acquired Fund, will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code, and the Acquired Fund and the Acquiring Fund each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

(b)       No gain or loss will be recognized by the Acquired Fund upon the transfer of all of its assets to, and the assumption of all of its liabilities by the Acquiring Fund in exchange solely for the Acquiring Fund Shares pursuant to Section 361(a) and Section 357(a) of the Code, except for (A) gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code, (B) gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized (i) as a result of the closing of the Acquired Fund’s taxable year or (ii) upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code.

(c)       No gain or loss will be recognized by the Acquiring Fund upon the receipt by it of all of the assets of the Acquired Fund in exchange solely for the assumption of the liabilities of the Acquired Fund and issuance of the Acquiring Fund Shares pursuant to Section 1032(a) of the Code.

(d)       No gain or loss will be recognized by the Acquired Fund upon the distribution of the Acquiring Fund Shares by the Acquired Fund to shareholders of the Acquired Fund in complete liquidation (in pursuance of the Agreement) of the Acquired Fund pursuant to Section 361(c)(1) of the Code.

(e)       The tax basis of the assets of the Acquired Fund received by the Acquiring Fund will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the transfer of such assets, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Acquired Fund on the transfer pursuant to Section 362(b) of the Code.

(f)       The holding periods of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the periods during which such assets were held by the Acquired Fund pursuant to Section 1223(2) of the Code, other than assets with respect to which gain or loss is required to be recognized and except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset.

(g)       No gain or loss will be recognized by the shareholders of the Acquired Fund upon the exchange of all of their Acquired Fund Shares solely for the Acquiring Fund Shares (including fractional shares to which they may be entitled) pursuant to Section 354(a) of the Code.

(h)       The aggregate tax basis of the Acquiring Fund Shares received by a shareholder of the Acquired Fund (including fractional shares to which they may be entitled) will be the same as the aggregate tax basis of such Acquired Fund Shares exchanged therefor pursuant to Section 358(a)(1) of the Code.

(i)       The holding period of the Acquiring Fund Shares received by a shareholder of the Acquired Fund (including fractional shares to which they may be entitled) will include the holding period of the Acquired Fund Shares exchanged therefor, provided that the shareholder held such Acquired Fund Shares as a capital asset on the date of the exchange pursuant to Section 1223(1) of the Code.

9.6       The Acquiring Fund shall have received the opinion of Morgan, Lewis & Bockius LLP, dated the Closing Date, based upon certain facts and certifications made by the Acquiring Fund and its authorized officers, substantially to the effect that, when issued and sold by the Acquiring Fund, the Acquiring Fund Shares will be legally issued, fully paid and non-assessable by the Acquiring Fund.

9.7       The Assets of the Acquired Fund will include no assets which the Acquiring Fund, by reason of limitations contained in its Charter or of investment policies or restrictions applicable to it (whether or not disclosed in its current prospectus and statement of additional information, as supplemented, in effect on the Closing Date) may not properly acquire.

10.	INDEMNIFICATION

10.1       The Acquiring Fund, solely out of its assets and property (including any amounts paid to the Acquired Fund pursuant to any applicable liability insurance policies or indemnification agreements) agrees to indemnify and hold harmless the Fund and its trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Acquiring Fund or its trustees or officers prior to the Closing Date, provided that such indemnification by the Acquiring Fund is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

10.2       The Acquired Fund, solely out of its assets and property (including any amounts paid to the Acquiring Fund pursuant to any applicable liability insurance policies or indemnification agreements), agrees to indemnify and hold harmless the Acquiring Fund and its trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by an Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by such Acquired Fund or by the Fund or its trustees or officers, for and on behalf such Acquired Fund, prior to the Closing Date, provided that such indemnification any Acquired Fund is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

11.	BROKERAGE FEES AND BROKERAGE EXPENSES

11.1       The Acquiring Fund and the Fund represent and warrant to one another that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

11.2       The costs of the Reorganization will be borne solely by Capital Research and Management Company, as investment adviser to the Acquiring Fund and to the Acquired Fund. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act and preparation, filing, printing and distribution of the Registration Statement, legal fees, accounting fees, securities registration fees, and expenses of holding a meeting of shareholders pursuant to Section 6.2 hereof. The costs of the Reorganization will not include brokerage fees and brokerage expenses related to the disposition and acquisition of portfolio assets. Notwithstanding any of the foregoing, (a) expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person or entity of such expenses would result in a Fund’s failure to qualify for treatment as a “regulated investment company” within the meaning of Section 851 of the Code or would prevent the Reorganization from qualifying as a reorganization within the meaning of Section 368(a) of the Code and (b) if any expenses of the Acquired

Fund are to be paid or assumed by a person or entity other than the Acquired Fund, such person or entity shall pay or assume only those expenses of the Acquired Fund that are solely and directly related to the Reorganization and will do so only in accordance with the guidelines established in Revenue Rule 73-54, 1973-1 C.B. 187.

12.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

12.1       The Acquiring Fund and the Fund agree that neither party has made any representation, warranty or covenant, on behalf of itself or on behalf of the Acquired Fund, as applicable, not set forth herein and that this Agreement constitutes the entire agreement between the parties.

12.2       The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder; provided, however, that any covenants to be performed after the Closing shall survive the Closing.

13.	TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned with respect to the Acquiring Fund or the Acquired Fund by resolution of either the Board of Trustees of the Acquiring Fund or the Board of Trustees of the Fund at any time prior to the Closing Date if circumstances should develop that, in the opinion of such Board of Trustees, make proceeding with the Agreement inadvisable with respect to the Acquiring Fund or the Acquired Fund, respectively.

14.	AMENDMENTS

This Agreement may be amended, modified or supplemented in writing at any time by mutual consent of the parties hereto, notwithstanding approval hereof by the shareholders of the Acquired Fund, provided that after their approval hereof no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

15.	NOTICES

Any notice, report, statement or demand required or permitted by any provision of this Agreement shall be in writing and shall be given by electronic mail, personal service or prepaid or certified mail addressed to either the Acquiring Fund or the Fund, as applicable, at 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

16.	MISCELLANEOUS

16.1       The section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

16.2 This Agreement may be executed in several counterparts, each of which shall be deemed an original, but all taken together shall constitute one agreement.

16.3       This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to the principles of conflicts of laws thereof.

16.4       This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

16.5       The parties acknowledge and agree that (a) this Agreement has been made and executed on behalf of the Acquiring Fund and the Acquired Fund and is not executed or made by the officers or trustees of the Acquiring Fund or the Fund individually, but only as officers and trustees under the parties’ respective Charters, and (b) the obligations of the Acquiring Fund and the Fund hereunder are not binding upon any of the trustees, officers or shareholders of the Acquiring Fund or the Fund individually, but bind only the estate of the Acquiring Fund or an Acquired Fund, as appropriate.

[THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

       IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date and year first above written:

[THE BOND FUND OF AMERICA] By: Capital Research and Management Company, for and on behalf of [The Bond Fund of America] By: _______________________________________ Name: Title:

THE CAPITAL GROUP PRIVATE CLIENT SERVICES FUNDS, on behalf of [CAPITAL GROUP CORE BOND FUND]

By: Capital Research and Management Company, for and on behalf of Capital Group Private Client Services Funds, on behalf of [Capital Group Core Bond Fund]

By: _______________________________________

Name:

Title:

With respect to Section 11.2 of this Agreement, accepted and acknowledged by:
CAPITAL RESEARCH AND MANAGEMENT COMPANY By: _______________________________________ Name: Title:

1 The fundamental investment policies of each Acquired Fund and each corresponding Acquiring Funds are the same.

PART B

STATEMENT OF ADDITIONAL INFORMATION

THE BOND FUND OF AMERICA

333 South Hope Street, 55th Floor

Los Angeles, California 90071 (800) 421-4225

[August 1], 2022

This statement of additional information, which is not a prospectus, supplements and should be read in conjunction with the Combined Proxy Statement/Prospectus, dated [August 1], 2022, relating specifically to the proposed reorganization of each of Capital Group Core Bond Fund (“CAPCB”), Capital Group Core Municipal Fund (“CAPCM”) and Capital Group Short-Term Municipal Fund (“CAPSTM“, and together with CAPCB and CAPCM, the “PCS Funds” and the “Acquired Funds” and each, an “Acquired Fund”) with and into The Bond Fund of America (“BFA”), Limited Term Tax-Exempt Bond Fund of America (“LTEX”) and American Funds Short-Term Tax-Exempt Bond Fund (“STEX”, and together with BFA and LTEX, the “Acquiring Funds” and each, an “Acquiring Fund”), as applicable, in each case pursuant to an Agreement and Plan of Reorganization and Liquidation (the “Plan”), by and between the applicable funds. Each such reorganization is referred to as a “Reorganization,” and, collectively, they are referred to as the “Reorganizations.”

This statement of additional information contains information relating to the Reorganizations that may be of interest to shareholders of the Acquired Funds, but which is not included in the Combined Proxy Statement/Prospectus.

As described in the Combined Proxy Statement/Prospectus, pursuant to the Plan, (a) each Acquired Fund will transfer all of its assets attributable to each class of its shares to the Acquiring Fund in exchange for (i) shares of the corresponding class of the Acquiring Fund and (ii) the assumption by the Acquiring Fund of all of the liabilities of that Acquired Fund, and (b) each Acquired Fund will immediately thereafter distribute to its shareholders the portion of shares of the Acquiring Fund to which each shareholder is entitled in complete liquidation and dissolution of the Acquired Fund.

Copies of the Combined Proxy Statement/Prospectus can be obtained without charge by writing to the secretary of the Acquiring Fund at 333 South Hope Street, 55th Floor, Los Angeles, California 90071 or by calling American Funds Service Company, toll free, at (800) 421-4225. In addition, the Combined Proxy Statement/Prospectus is available on the EDGAR database on the SEC’s website at www.sec.gov. You can also copy and review the Combined Proxy Statement/Prospectus at the SEC’s Public Reference Room in Washington, D.C. For information on the operation of the Public Reference Room, please call the SEC at (202) 551-8090. You may obtain copies of any of these documents, after paying a duplicating fee, by electronic request to publicinfo@sec.gov or by writing the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549.

Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings given them in the Combined Proxy Statement/Prospectus.

TABLE OF CONTENTS

Page
I. ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND	S-3
II. ADDITIONAL INFORMATION ABOUT THE ACQUIRED FUNDS	S-3
III. FINANCIAL STATEMENTS	S-3

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND

For additional information regarding the Acquiring Fund, please refer to the statement of additional information of the Acquiring Fund, dated March 1, 2022, and the annual report to shareholders of the Acquiring Fund for the fiscal year ended December 31, 2021, in each case as filed with the SEC and each of which is incorporated by reference herein. In addition, the semiannual report to shareholders of the Acquiring Fund for the six-month period ended June 30, 2022 will be filed by amendment with the SEC as an exhibit to the Combined Proxy Statement/Prospectus and incorporated by reference herein.

ADDITIONAL INFORMATION ABOUT THE ACQUIRED FUNDS

For additional information regarding the Acquired Funds, please refer to (1) the statement of additional information of the PCS Funds, dated January 1, 2022, (2) the annual report to shareholders of the PCS Funds for the fiscal year ended October 31, 2021, and (3) the semiannual report to shareholders of the PCS Funds for the six-month period ended April 30, 2022, in each case as filed with the SEC and each of which is incorporated by reference herein.

FINANCIAL STATEMENTS

Audited financial statements. As noted above, this statement of additional information incorporates by reference (1) the annual report to shareholders of the Acquiring Fund for the fiscal year ended December 31, 2021 and (2) the annual report to shareholders of the PCS Funds for the fiscal year ended October 31, 2021, in each case as filed with the SEC. Each of these reports contains historical financial information regarding the Acquiring Fund and each of the Acquired Funds. The audited financial statements and the reports of independent registered public accounting firm in each of the above-referenced annual reports are incorporated by reference herein.

Unaudited financial statements. As noted above, this statement of additional information incorporates by reference (1) the semiannual report to shareholders of the Acquiring Fund for the six-month period ended June 30, 2021 and (2) the semiannual report to shareholders of the PCS Funds for the six-month period ended April 30, 2022, in each case as filed with the SEC. Each of these reports contains historical financial information regarding the Acquiring Fund and each of the Acquired Funds. The unaudited financial statements in each of the above-referenced semiannual reports are incorporated by reference herein.

Supplemental financial information. A table showing the fees of the Acquiring Fund and the Acquired Fund, and the fees and expenses of the Acquiring Fund on a pro forma basis after giving effect to the proposed Reorganization, is included in the “Comparison of Shareholder Fees and Expenses” section of the Combined Proxy Statement/Prospectus.

Because most of the portfolio holdings of the Acquired Funds are permitted investments of the applicable Acquiring Fund, it is not anticipated that material repositioning of the Acquired Fund will be required in connection with the Reorganizations. As a result, a schedule of investments of the Acquired Fund modified to show the effects of the proposed Reorganization is not required and is not included.

There are no material differences in accounting policies of the Acquired Fund as compared to those of the Acquiring Fund.

FORM OF PROXY CARD

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VOTE

VOTE IN PERSON
Attend Shareholder Meeting
Steuart Tower
1 Market Street, Suite 1800
San Francisco, CA 94105
on September 15, 2022

Please detach at perforation before mailing.

CAPITAL GROUP CORE BOND FUND
FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 15, 2022
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and the accompanying Combined Proxy Statement/Prospectus. The undersigned, revoking all previous proxies, hereby appoints Timothy W. McHale and Michael W. Stockton, and each of them, his/her true and lawful agents and proxies with full power of substitution to represent and vote on behalf of the undersigned at the Special Shareholder Meeting of Capital Group Core Bond Fund to be held at the office of Capital Group, Steuart Tower, 1 Market Street, Suite 1800 San Francisco, CA 94105 on Thursday, September 15, 2022 at 12:30 p.m. Pacific time, and any adjournments or postponements thereof on all matters coming before the meeting.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder or, if no direction is indicated, "FOR" the Proposal and in accordance with the discretion of the proxies as to any other matter that is properly presented at the Special Meeting(s) of Shareholders.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

PCB_32862_062422

PLEASE MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

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EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting of Shareholders to Be Held on September 15, 2022

The Combined Proxy Statement/Prospectus for this meeting is available at:

https://www.proxy-direct.com/afs-32862

Please detach at perforation before mailing.

This proxy is solicited on behalf of the Board of Trustees. The Board unanimously recommends voting "FOR" the Proposal.

TO VOTE, MARK A BOX BELOW IN BLUE OR BLACK INK. EXAMPLE: [X]

A Proposal

B Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

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PART C

OTHER INFORMATION

Item 15.	Indemnification

The Registrant is a joint-insured under Investment Advisor/Mutual Fund Errors and Omissions Policies, which insure its officers and trustees against certain liabilities. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which Registrant itself is not permitted to indemnify the individual.

Article 8 of the Registrant’s Declaration of Trust as well as the indemnification agreements that the Registrant has entered into with each of its trustees who is not an “interested person” of the Registrant (as defined under the Investment Company Act of 1940, as amended), provide in effect that the Registrant will indemnify its officers and trustees against any liability or expenses actually and reasonably incurred by such person in any proceeding arising out of or in connection with his or her service to the Registrant, to the fullest extent permitted by applicable law, subject to certain conditions. In accordance with Section 17(h) and 17(i) of the Investment Company Act of 1940, as amended, and their respective terms, these provisions do not protect any person against any liability to the Registrant or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the U.S. Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Registrant will comply with the indemnification requirements contained in the Investment Company Act of 1940, as amended, and Release Nos. 7221 (June 9, 1972) and 11330 (September 4, 1980).

Item 16.	Exhibits

(1)    Articles of Incorporation of the Registrant – Certificate of Trust dated 8/20/09 – previously filed (see P/E Amendment No. 61 filed 2/28/11); and Amended and Restated Agreement and Declaration of Trust dated 9/13/17 – previously filed (see P/E Amendment No. 83 filed 2/28/18)

(2)    By-laws of the Registrant – Amended and Restated By-laws effective 8/29/18 – previously filed (see P/E Amendment No. 85 filed 2/28/19)

(3)    Not applicable.

(4)    Agreement and Plan of Reorganization and Liquidation – Filed herewith as Appendix A to the Combined Proxy Statement/Prospectus.

(5)    Instruments Defining Rights of Security Holders - None.

(6)    Investment Advisory Contracts – Investment Advisory and Service Agreement dated 5/1/21 – previously filed (see P/E Amendment No. 91 filed 3/1/22).

(7)    Underwriting Contracts – Form of Selling Group Agreement – previously filed (see P/E Amendment No. 83 filed 2/28/18); Form of Bank/Trust Company Selling Group Agreement – previously filed (see P/E Amendment No. 83 filed 2/28/18); Form of Class F Share Participation Agreement – previously filed (see P/E Amendment No. 83 filed 2/28/18); and Form of Bank/Trust Company Participation Agreement for Class F Shares – previously filed (see P/E Amendment No. 83 filed 2/28/18); Amended and Restated Principal Underwriting Agreement dated 5/1/21 – previously filed (see P/E Amendment No. 91 filed 3/1/22).

(8)    Bonus or Profit Sharing Contracts – Deferred Compensation Plan effective 1/1/20 – previously filed (see P/E Amendment No. 87 filed 2/28/20)

(9)    Custodian Agreements – Global Custody Agreement dated 12/21/06 – previously filed (see P/E Amendment No. 54 filed 2/28/07); and Form of Amendment to Global Custody Agreement effective 7/1/15 – previously filed (see P/E Amendment No. 73 filed 10/30/15)

(10)  Plans of Distribution – Amended and Restated Plans of Distribution for Class A, C, T, F-1, 529-A, 529-C, 529-E, 529-T, 529-F-1, R-1, R-2, R-2E, R-3 and R-4 shares dated 5/1/21 (see P/E Amendment No. 91 filed 3/1/22); Amended and Restated Multiple Class Plan Amended and Restated Multiple Class Plan effective 1/1/21 – previously filed (see P/E Amendment No. 90 filed 2/26/21)

(11)  Legal Opinion - Opinion of Morgan, Lewis & Bockius LLP.

(12)  Form of Opinion and Consent - Form of Opinion and Consent of Morgan, Lewis & Bockius LLP regarding tax matters.

(13)  Other Material Contracts Amended and Restated Shareholder Services Agreement dated 1/1/21 – previously filed (see P/E Amendment 90 filed 2/26/21); Amended and Restated Administrative Services Agreement dated 10/30/20 – previously filed (see P/E Amendment 90 filed 2/26/21); Form of Indemnification Agreement – previously filed (see P/E Amendment No. 61 filed 2/28/11); and Form of Agreement and Plan of Reorganization dated 8/24/09 – previously filed (see P/E Amendment No. 61 filed 2/28/11); Form of Fund of Funds Investment Agreement – American Funds (Rule 12d1-4); and Form of Fund of Funds Investment Agreement – American Funds/American Funds Insurance Series (Rule 12d1-4) – previously filed (see P/E Amendment No. 91 effective 1/1/21).

(14)  Other Opinions - Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm – to be provided by amendment.

(15)  Not applicable.

(16)  Powers of Attorney – Powers of Attorney.

(17)(a) Prospectus of The Bond Fund of America dated 3/1/22 and supplement dated 3/1/22.

(17)(b) Prospectus of Capital Group Private Client Services Funds, relating to each of Capital Group Core Bond Fund, Capital Group Core Municipal Fund and Capital Group Short-Term Municipal Fund dated 1/1/22 and supplements dated 3/1/22 and 3/25/22.

(17)(c) Statement of Additional Information for The Bond Fund of America dated 3/1/2022.

(17)(d) Statement of Additional Information for Capital Group Private Client Services Funds, relating to each of Capital Group Core Bond Fund, Capital Group Core Municipal Fund and Capital Group Short-Term Municipal Fund dated 1/1/22.

(17)(e) The Annual Report of The Bond Fund of America for the fiscal year ended 12/31/21.

(17)(f) The Annual Report of Capital Group Private Client Services Funds, relating to each of Capital Group Core Bond Fund, Capital Group Core Municipal Fund and Capital Group Short-Term Municipal Fund for the fiscal year ended 10/31/21.

(17)(g) The Semi-Annual Report of The Bond Fund of America for the fiscal period ended 6/30/22 – to be filed by amendment.

(17)(h) The Semi-Annual Report of Capital Group Private Client Services Funds, relating to each of Capital Group Core Bond Fund, Capital Group Core Municipal Fund and Capital Group Short-Term Municipal Fund for the fiscal period ended 4/30/22.

(17)(i) Code of Ethics for The Capital Group Companies dated June 2022; and Code of Ethics for Registrant.

Item 17.  Undertakings

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933 [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to the be initial bona fide offering of them.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City and County of Los Angeles, and State of California, on the 30th day of June, 2022.

THE BOND FUND OF AMERICA

By: /s/ Kristine M. Nishiyama

(Kristine M. Nishiyama, Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, this registration statement on Form N-14 has been signed below on date, by the following persons in the capacities indicated.

	Signature	Title
(1)	Principal Executive Officer:
	/s/ Kristine M. Nishiyama	Principal Executive Officer
(Kristine M. Nishiyama)

(2)	Principal Financial Officer and Principal Accounting Officer:
	/s/ Brian C. Janssen	Treasurer
(Brian C. Janssen)

(3)	Trustees:
	Francisco G. Cigarroa*	Trustee
	James G. Ellis*	Trustee
	Nariman Farvardin*	Trustee
	Michael C. Gitlin*	Trustee
	Mary Davis Holt*	Trustee
	Merit E. Janow*	Trustee
	Margaret Spellings*	Chair of the Board (Independent and Non-Executive)
	Alexandra Trower*	Trustee
	Paul S. Williams*	Trustee
	Karl J. Zeile*	Trustee
*By: /s/ Steven I. Koszalka
(Steven I. Koszalka, pursuant to a power of attorney filed herewith)